THE STRONG

      MUNICIPAL INCOME

                     FUNDS


                       ANNUAL REPORT - DECEMBER 31, 1995


["PHOTO OF FATHER AND SON"]





                    THE STRONG MUNICIPAL MONEY MARKET FUND
                  THE STRONG SHORT-TERM MUNICIPAL BOND FUND
                        THE STRONG MUNICIPAL BOND FUND
                    THE STRONG INSURED MUNICIPAL BOND FUND
                  THE STRONG HIGH-YIELD MUNICIPAL BOND FUND

                             [STRONG FUNDS LOGO]

                                 STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.


-----------------------------------------1--------------------------------------
                                 Have a plan.

             Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

-----------------------------------------2--------------------------------------
                     Start investing as soon as possible.

             Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

-----------------------------------------3--------------------------------------
                          Diversify your portfolio.

             By investing in different asset classes-stocks, bonds, and cash-you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

-----------------------------------------4--------------------------------------
                              Invest regularly.

             Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.
-----------------------------------------5--------------------------------------
                      Maintain a long-term perspective.

             For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a souce of regret-and of principal loss.

-----------------------------------------6--------------------------------------
            Consider stocks to help achieve major long-term goals.

             Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

-----------------------------------------7--------------------------------------
             Keep a comfortable amount of cash in your portfolio.

             To meet current needs, including emergencies, use a money market fund or a bank account-not your long-term investment assets.

-----------------------------------------8--------------------------------------
                           Know what you're buying.

             Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

--------------------------------------------------------------------------------

THE STRONG
         MUNICIPAL INCOME
                          Funds


                      ANNUAL REPORT  --  DECEMBER 31, 1995

                               Table of Contents



INVESTMENT REVIEWS
    The Strong Municipal Money Market Fund ................................  2
    The Strong Short-Term Municipal Bond Fund .............................  4
    The Strong Insured Municipal Bond Fund ................................  6
    The Strong Municipal Bond Fund ........................................  6
    The Strong High-Yield Municipal Bond Fund .............................  6

FINANCIAL INFORMATION
    Schedules of Investments in Securities
        The Strong Municipal Money Market Fund ............................ 10
        The Strong Short-Term Municipal Bond Fund ......................... 18
        The Strong Insured Municipal Bond Fund ............................ 19
        The Strong Municipal Bond Fund .................................... 20
        The Strong High-Yield Municipal Bond Fund ......................... 22
    Statements of Operations .............................................. 25
    Statements of Assets and Liabilities .................................. 26
    Statements of Changes in Net Assets ................................... 27
    Notes to Financial Statements ......................................... 29

FINANCIAL HIGHLIGHTS ...................................................... 32

REPORT OF INDEPENDENT ACCOUNTANTS ......................................... 35

The Strong  MUNICIPAL MONEY MARKET Fund

The Strong Municipal Money Market Fund seeks federally tax-exempt current income, a stable share price, and daily liquidity.(1) The Fund invests solely in high-quality, short-term municipal obligations that present minimal credit risk.

[PHOTO OF PENCILS]

     AS OF 12-29-95

  7-DAY CURRENT YIELD(2)

         4.72%

 7-DAY EFFECTIVE YIELD(2)

         4.83%


A Record of Continued Excellence
In keeping with its record of outstanding performance, the Fund once again rewarded investors with superior returns in 1995. Based on total return through December 31, the Fund ranked in the top 2% of all tax-exempt money market funds tracked by Lipper Analytical Services for the one-year, five-year, and since inception periods.

At year end, the Municipal Money Market Fund's 7-day current yield was 4.72% and its 7-day effective yield--which reflects compounding--was 4.83%.(2). The table on page 3 shows the Fund's equivalent taxable yield for each of 1995's federal income tax brackets.

Correct Call on Interest Rates
Investors in the Fund benefited in 1995, in large part because we correctly anticipated declining interest rates and positioned the portfolio accordingly. The yield on the benchmark one-year Treasury bill fell 28.3 percent during the year from 7.17% in January to 5.14% at year end. By investing in longer maturities early in the year, we were able to take advantage of the higher yields as rates declined through the year.

Inflation was not a significant factor in the market this year. The Federal Reserve Board lowered the federal funds target rate twice in 1995, in largely symbolic attempts to ease credit. The final result was a rate reduction of just one-half percentage point to the current 5.5%. That compares to the seven rate hikes the Fed initiated in 1994 and early 1995 in efforts to curb inflation.

However, as the interest-rate decline slowed in the second half of the year, we moved the Fund into a more buoyant position by shortening the average maturity of the Fund. A shorter position allows us to react quickly to interest-rate changes. At year end the Fund's average maturity was 55 days.

Talk of Tax Reform Causes Concern
Calls for tax-law reform by members of Congress this year caused concern in the municipal markets as investors anticipated possible negative effects of such reform. Several of the changes being discussed--including the flat tax--could lessen the appeal of municipal bonds.

We expect Congress to discuss tax reform at length this year, and we think there is a significant chance for some kind of reform in 1997. However, the market has already begun to discount that possibility, with interest rates on short-term municipals holding up fairly well in response to this new tax-reform risk.

The Portfolio Remains Conservative
The Strong Municipal Money Market Fund invests solely in short-term securities with minimal credit risk. All of the Fund's holdings are rated within the top two short-term rating categories or are of comparable quality.

To provide the Fund with a greater cushion of liquidity, at year end approximately 62% of the portfolio carried a weekly or daily demand feature, which means those securities can be sold in seven days or less at their contractual par value.

At year end, approximately 93% of the portfolio carried some type of credit enhancement, which represents a promise above and beyond the promise of the original issuer to pay principal and interest--and boosts the quality of these securities. And, as always, our investment philosophy remains one of commitment to comprehensive credit research.

Outlook for 1996
In 1996, we believe the bond market will depend in large part on the Federal Reserve's ability to reduce rates further. The Fed is watching for signs that Congress and the Administration are serious about their fiscal responsibilities and will make solid progress toward reducing the federal budget deficit. If it does not see progress, the Fed may be less willing to take the lead in reducing rates.

                                Lipper Rankings

                             period ended 12-31-95

                One-year                              #1 of 121
                Five-year                             #1 of 85
                Since inception (10-23-86)            #1 of 57


PLEASE NOTE THAT ALL RANKINGS ARE HISTORICAL AND DO NOT
REPRESENT FUTURE RESULTS.

All and all, this is a very good environment for the short-end of the municipal market.

Early indications are that the economy is slowing and that the long-anticipated soft landing is occurring, and we do not anticipate an imminent recession.

Thank You For Your Investment
We appreciate the opportunity to serve your investment needs and remain committed to providing you with top-quality investment results. As always, we look for opportunities to maintain the kind of yield that will give you, the investor, a highly-competitive return on your money. We look forward to serving your investment needs in the years to come.


Sincerely,

/s/ Steven D. Harrop
Steven D. Harrop
Portfolio Manager

[PHOTO OF STEVEN D. HARROP]



                           Equivalent Taxable Yields(3)

                                 as of 12-29-95




                                                                   YOUR TAX-EXEMPT EFFECTIVE
                                                                  YIELD OF 4.83% IS EQUIVALENT
  JOINT RETURN           SINGLE RETURN      MARGINAL TAX RATE       TO A TAXABLE YIELD OF:

$39,000 AND UNDER      $23,350 AND UNDER          15%                         5.68%
 $39,001-94,250         $23,351-56,550            28%                         6.71%
$94,251-143,600        $56,551-117,950            31%                         7.00%
$143,601-256,500       $117,951-256,500           36%                         7.55%
 OVER $256,500           OVER $256,500          39.6%                         8.00%



(1) An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable share price of $1.00.

(2) Yields are annualized for the 7 days ended 12-29-95, are historical, and will vary.

(3) Effective yield assumes reinvested income. The chart reflects 1995 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $114,700 should consult their tax advisor to determine their actual 1995 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.

The Strong  SHORT-TERM MUNICIPAL BOND Fund

The Strong Short-Term Municipal Bond Fund seeks total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term, investment-grade municipal obligations and maintains an average portfolio maturity of three years or less.



                           Equivalent Taxable Yields(1)

                                 as of 12-29-95

                                                                         YOUR TAX-EXEMPT EFFECTIVE
                                                                       YIELD OF 4.94% IS EQUIVALENT
JOINT RETURN                  SINGLE RETURN      MARGINAL TAX RATE        TO A TAXABLE YIELD OF:
$39,000 AND UNDER            $23,350 AND UNDER           15%                      5.81%
 $39,001-94,250               $23,351-56,550             28%                      6.86%
$94,251-143,600               $56,551-117,950            31%                      7.16%
$143,601-256,500              $117,951-256,500           36%                      7.72%
 OVER $256,500                 OVER $256,500           39.6%                      8.18%

The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax. The chart reflects 1995 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $114,700 should consult their tax advisor to determine their actual 1995 marginal tax rate.


As of December 29, 1995, the Strong Short-Term Municipal Bond Fund's annualized 30-day yield was 4.94%.(1) The table above shows the Fund's equivalent taxable yields for each of 1995's federal income tax brackets.

At year end, the Fund was diversified across 38 different issuers and across 19 states plus Guam and the District of Columbia. The largest holding, Hillsboro, Oregon Hospital Facility Authority, accounted for 7% of the portfolio's net assets, and Michigan, totaling 10.6% of the portfolio, was the largest state representation.

A Year of Ups and Downs
Municipal bond prices rebounded sharply in 1995, as short-term traders sent bond prices into dramatic up-and-down swings. We were well-positioned to take advantage of the rally early in the year, and the Fund's overall performance was rewarded by that position.

However, we became more defensive in the second quarter when we felt the market was overvalued and risky, with greater downside potential than upside. Instead of chasing the market higher, we elected to concentrate on reducing price volatility in the Fund. In 1995, our caution meant that we did not participate fully in what turned out to be a significant market rally.

Speculation About Tax Reform
Causes Concern
Talk of tax reform in Washington had a significant impact on the municipal markets this year. The municipal yield curve steepened as municipal investors, concerned about the possible negative effects of tax reform, flocked into short-term municipals.

Consequently, the rally in the municipal market lagged the robust rally in the taxable bond market as the prospect of a flat tax pushed municipal yields to an unprecedented 95% of Treasury bonds in December. That compares to the more typical 86% level that prevailed at the beginning of the year. The relationship of municipal yields to those of Treasuries is a benchmark for measuring municipal bond valuations.

Although calls for tax reform will likely continue--especially going into an election year--we believe the markets have already discounted much of the possibility of tax reform. Should tax-reform legislation ultimately preserve the municipal advantage, a significant rally in municipal bonds would likely ensue.

Our Strategy Has Not Changed
1995 was a classic trader's market. We rely on our time-tested approach of utilizing intense credit research to select attractive investments for the Fund, and believe our cautious philosophy remains the prudent choice for longer-term investors.



                                 AS OF 12-29-95

                            30-DAY ANNUALIZED YIELD(1)

                                     4.94%

                               AVERAGE MATURITY(2)

                                   2.9 YEARS

                                AVERAGE QUALITY

                                       A

We remain committed to making investment decisions that are consistent with what you hired us to do--build a portfolio that seeks total return by investing for a high level of tax-exempt income with a low degree of share-price fluctuation. While our investment strategy works best when interest rates are stable or rising, we are confident this strategy will reward investors who are willing to take a two- to four-year approach to municipal investing.

We appreciate the opportunity to serve you, and we thank you for your investment with us.


Sincerely,


/s/ Steven D. Harrop
Steven D. Harrop
Portfolio Manager


[PHOTO STEVEN D. HARROP]



     Growth of an Assumed $10,000 Investment
     from 12-31-91 to 12-31-95





         The Strong    Lehman Brothers
         Short-Term        3-Year
       Municipal Bond  Municipal Bond
            Fund            Index
12-91     10000           10000
6-92      10345           10309
12-92     10716           10643
6-93      11118           11022
12-93     11441           11305
6-94      11322           11276
12-94     11256           11383
6-95      11428           11952
12-95     11861           12396




Average Annual Total Returns
through 12-31-95

1-year               5.37%
3-year               3.44%
Since inception      4.36%
(on 12-31-91)





This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 3-year Municipal Bond Index, an unmanaged total return performance benchmark for the 3-year, tax-exempt bond market. Source of index data is Micropal. Results include the reinvestment of all dividends and capital gains. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


(1) Yields are annualized for the 30 days ended 12-29-95, are historical, and will vary.

(2)  Futures contracts are reflected in the Fund's average maturity.

The Strong
INSURED MUNICIPAL BOND Fund

The Strong
MUNICIPAL BOND Fund

The Strong
HIGH-YIELD MUNICIPAL BOND Fund


Market Overview
The bond market reacted favorably through the year as interest rates fell and inflation remained under control. Despite indications that higher inflation might return--including the robust rate of growth late in 1994, sharp rises in the producer price index, and increased prices on raw materials and intermediate goods early in 1995--inflation did not ignite. The good inflation news stimulated a decline in long-term interest rates that continued through year end. Accordingly, we positioned the Funds early in the year to take advantage of the rally.

Municipal bond prices rebounded so sharply early in the year--as short-term traders sent bond prices into dramatic up-and-down swings--that by early spring, we felt the market had greater downside potential than upside. Consequently, we locked in gains and positioned the Funds more defensively. The Funds continued to post significant total returns throughout the year; however, our caution meant that we did not participate fully in what turned out to be an extended market rally.

We have since repositioned each of the portfolios--without sacrificing overall credit quality. We have shifted the Funds to a more aggressive strategy by substantially lengthening our average maturities. This move was implemented by reducing cash, increasing longer-duration positions, and eliminating the Treasury hedge in each of the Funds.

Talk of Tax Reform Prompts Change in Portfolios
The relative attractiveness of longer-term municipal securities versus taxable alternatives caused many non-traditional buyers to step into the market as the yield spread between municipals and treasuries tightened. This tightening was due, in large part, to talk in Congress of tax reform. Municipal yields--which, on a longer-term historical basis have tended to range between 84% and 86% of treasury yields--traded at the rarely seen level of 95% of taxable bond yields this year.

Tax reforms currently under discussion could negatively impact the municipal markets by eliminating the tax-exempt status of municipal bonds. We don't believe, however, that tax reform will occur in 1996--if at all. Rather, we see this anomaly in the yield spread as an excellent buying opportunity. We believe that, at these levels, municipal prices have very limited downside versus the taxable market.

Focus on Trends
Going into 1996, we continue to focus our purchases in sectors within our primary investment themes, which include:

THE AGING OF AMERICA. We view the aging of America as a major catalyst for long-term trends in the U.S. economy. As the baby boom generation grows older, there will be an increased need for health care products and services, and long-term care facilities. Many of our holdings--including hospitals, nursing homes and CCRCs (congregate care retirement centers)--reflect this focus.

RECONSTRUCTION OF AMERICAN INFRASTRUCTURE. As American cities begin to invest in rebuilding their basic infrastructures, we often find attractive opportunities to invest in municipal bonds to rebuild toll roads, airports, bridges, and water systems.

WASTE DISPOSAL. The ongoing dilemma in waste disposal--as landfills become increasingly overburdened--has presented opportunities to invest in such industries as solid waste disposal, resource recovery, and nuclear and medical waste disposal.

With the recent stabilization in the long end of the municipal market, and the relative attractiveness of longer-term securities, we continue to reshape the portfolio. As always, credit research remains the driving factor behind our security selection. We strive to keep a long-term perspective, and we don't attempt to time the market with short-term plays that are dependent, to a large degree, on market psychology.

Strong Insured Municipal Bond Fund
In the Insured Municipal Bond Fund, we have increased our holdings in general obligation bonds, which typically command a slight premium in the market due to their perception as stellar performers. We were able to add these securities at little or no premium due to the large number of these securities that came to market at year end. We continue to emphasize single- and multi-family housing, which we believe offer greater yield potential, and hospitals, which continue to offer an additional yield premium due to their association with the health care sector. As of December 31, 1995, the Fund held the securities of 28 different issuers, with no more than 14.6% of its assets concentrated in any single state.

Strong Municipal Bond Fund
In the Municipal Bond Fund, we currently favor bonds that are trading at a slight discount, those that offer the chance for price appreciation; and premium callable bonds. By using this "barbell" approach, we stand to benefit if rates remain stable or fall, while picking up incremental yield. We continue to emphasize the health care sector, with hospitals among the Fund's largest holdings. As always, we are committed to maintaining a diversified, well-researched portfolio. At year end, the Fund held the securities of 66 distinct issuers, and the single largest state, Texas, accounted for 9.3% of assets.

                      Portfolio Statistics as of 12-29-95

                                                   30-day         Average     Average
                                              Annualized Yield    Maturity    Quality Rating
------------------------------------------------------------------------------------------------
  Insured Municipal Bond Fund                       4.23%          21.7 years    AAA
  Municipal Bond Fund                               5.11%          20.0 years     AA
  High-Yield Municipal Bond Fund                    6.82%          19.8 years     BB


WHEN-ISSUED SECURITIES ARE REFLECTED IN THE FUND'S AVERAGE MATURITIES.


Strong High-Yield Municipal Bond Fund
We remain fairly fully invested in the High-Yield Municipal Bond Fund, with approximately 64.3% of the holdings in unrated securities. We believe these securities currently offer the best value because they don't move in line with the market, and we believe they are


                           Equivalent Taxable Yields

                                 as of 12-29-95


                                                        INSURED MUNICIPAL             MUNICIPAL            HIGH-YIELD MUNICIPAL
                                                            BOND FUND                 BOND FUND                  BOND FUND

      TAXABLE INCOME                                  YOUR TAX-EXEMPT YIELD     YOUR TAX-EXEMPT YIELD     YOUR TAX-EXEMPT YIELD
JOINT                SINGLE               MARGINAL    OF 4.23% IS EQUIVALENT    OF 5.11% IS EQUIVALENT    OF 6.82% IS EQUIVALENT
RETURN               RETURN               TAX RATE    TO A TAXABLE YIELD OF:    TO A TAXABLE YIELD OF:    TO A TAXABLE YIELD OF:

$39,000 AND UNDER    $23,350 AND UNDER      15%               4.98%                     6.01%                      8.02%
$39,001-94,250       $23,351-56,550         28%               5.88%                     7.10%                      9.47%
$94,251-143,600      $56,551-117,950        31%               6.13%                     7.41%                      9.88%
$143,601-256,500     $117,951-256,500       36%               6.61%                     7.98%                     10.66%
OVER $256,500        OVER $256,500        39.6%               7.00%                     8.46%                     11.29%


YIELDS ARE ANNUALIZED FOR THE 30 DAYS ENDED 12-29-95, ARE HISTORICAL, AND WILL VARY. EACH FUND'S INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND, DEPENDING ON YOUR TAX STATUS, THE ALTERNATIVE MINIMUM TAX. THE CHART REFLECTS 1995 MARGINAL FEDERAL TAX RATES BEFORE LIMITATIONS AND PHASE-OUTS. INDIVIDUALS WITH ADJUSTED GROSS INCOME IN EXCESS OF $114,700 SHOULD CONSULT THEIR TAX ADVISOR TO DETERMINE THEIR ACTUAL 1995 MARGINAL TAX RATE.

Growth of an Assumed $10,000 Investment

The charts at right, provided in accordance with SEC regulations, compare a $10,000 investment in each Fund, made at its inception, with a similar investment in a relevant, unmanaged, total-return performance benchmark. Source of index data is Micropal. Results include the reinvestment of all dividends and capital gains. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell Fund shares.


                    THE STRONG INSURED MUNICIPAL BOND FUND
                           from 11-25-91 to 12-31-95

                         The                   Lehman
                    Strong Insured        Brothers Insured
                    Municipal Bond         Municipal Bond
                        Fund                    Index
11-91                   10000                   10000
12-91                   10335                   10230
 6-92                   11082                   10658
12-92                   11685                   11184
 6-93                   12621                   12038
12-93                   13186                   12641
 6-94                   12361                   11995
12-94                   12333                   11885
 6-95                   13073                   13096
12-95                   13901                   14091





                        THE STRONG MUNICIPAL BOND FUND
                          from 10-23-86 to 12-31-95

                         The                   Lehman
                    Strong Insured        Brothers Insured
                    Municipal Bond         Municipal Bond
                        Fund                    Index
10-86                   10000                   10000
12-86                   10129                   10216
12-87                    9949                   10370
12-88                   10705                   11423
12-89                   11463                   12656
12-90                   11995                   13578
12-91                   13598                   15227
12-92                   15256                   16568
12-93                   17052                   18602
12-94                   16275                   17640
12-95                   18128                   20721




                   THE STRONG HIGH-YIELD MUNICIPAL BOND FUND
                            from 10-1-93 to 12-31-95


                         The                   Lehman
                  Strong High-Yield         Brothers Baa
                    Municipal Bond          Municipal Bond
                        Fund                   Index
10-93                    10000                  10000
12-93                    10266                  10164
 3-94                    10007                   9627
 6-94                    10169                   9757
 9-94                    10288                   9803
12-94                    10165                   9609
 3-95                    10639                  10232
 6-95                    10979                  10530
 9-95                    11239                  10869
12-95                    11651                  11362



undervalued. These securities will comprise the Fund's core holdings, and we plan to hold them over the long term. In addition, we have eliminated hedged securities from the Fund in order to reduce volatility. At the end of December, the Fund held securities from 55 different issuers, the largest holding was Cedar Rapids, Iowa First Mortgage Revenue (6.9% of net assets), and the largest state representation was Pennsylvania, (21.9% of net assets).

A Constructive Outlook
Going forward into 1996, we remain positive on the market but realize that any one of several variables could have a significant impact on interest rates. Specifically, a derailment of the budget proposal, a continuation of December's rise in commodity prices, or continued talk of tax reform could cause interest rates to rise. However, several positive factors remain--including low inflation and slowing growth, positive market psychology, and the attractiveness of longer-term municipal securities relative to taxable alternatives.

Thank you for your investment. We appreciate the confidence you've shown in our management, and we look forward to serving your investment needs in 1996.


Sincerely,

/s/ Mary-Kay H. Bourbulas

Mary-Kay H. Bourbulas
Portfolio Manager

Strong Insured Municipal Bond Fund
Strong Municipal Bond Fund
Strong High-Yield Municipal Bond Fund

[PHOTO OF MARY-KAY H. BOURBULAS]



Average Annual Total Returns
through 12-31-95
1-year             12.71%
3-year              5.96%
Since inception
(on 11-25-91)       8.37%




Average Annual Total Returns
through 12-31-95
1-year             11.38%
3-year              5.92%
5-year              8.61%
Since inception
(on 10-23-86)       6.69%






Average Annual Total Returns
through 12-31-95
1-year             14.62%
Since inception
(on 10-1-93)        7.02%



SCHEDULES OF INVESTMENTS IN SECURITIES                         December 31, 1995

STRONG MUNICIPAL MONEY MARKET FUND


                                                                  PRINCIPAL          YIELD TO       MATURITY          AMORTIZED
                                                                    AMOUNT           MATURITY       DATE (c)        COST (NOTE 2)
                                                                (In Thousands)                                      (In Thousands)
----------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS 28.0%

ALABAMA 0.4%
Mobile, Alabama IDB Annual Tender PCR -
 International Paper Company Project (b)                        $5,100               4.25%            11/15/96          $5,100

ARKANSAS 0.2%
Camden, Arkansas PCR -
 International Paper Company Project (b)                         2,785               4.25             11/15/96          2,785

CALIFORNIA 7.1%
California 4.60% Housing Finance
 Agency Home Mortgage Revenue                                    5,000               4.60              2/01/96          5,000
Contra Costa County, California COP -
 Concord Healthcare Center, Inc. Project (b)                     3,730               4.55              6/01/96          3,730
Los Angeles, California MFHR -
 Earthquake Rehabilitation Project (b)                           9,800               4.75             12/01/96          9,800
North Orange County, California 4.75%
 Community College District TRAN                                12,000               4.41              7/01/96         12,020
Santa Paula, California 5.00% BANS -
 Water System Acquisition Project                               19,410               5.00              4/01/96         19,410
South Coast, California 5.00% Local
 Education Agencies Pooled TRAN                                 46,250               4.52              8/14/96         46,384
Vallejo, California Housing Authority MFMR -
 Highlands Apartments Project (b)                                4,200               4.50              6/01/96          4,222
                                                                                                                     --------
                                                                                                                      100,566
COLORADO 0.8%
Aurora, Colorado 5.35% MFHR -
 Aurora Meadows Apartments Project                               11,750              5.35              9/01/96         11,750

FLORIDA 0.6%
Florida Housing Finance Agency MFHR -
 Wood Forest II Project (b)                                       8,550              4.50             12/01/96          8,550

GUAM 0.4%
Guam 4.60% Government GO                                          5,000              4.41              9/01/96          5,006

ILLINOIS 9.0%
Illinois DFA IDR - Deerfield Executive Center Project (b)         4,445              4.38              9/01/96          4,445
Lakemoor, Illinois MFHR Mortgage -
 Lakemoor Apartments Project (b):
  Series B                                                       50,000              5.10              4/12/96         50,000
  Series C                                                       10,000              5.25              3/01/96         10,000
Oakbrook Terrace, Illinois MFHR - Renaissance Project (b)        41,820              5.25              3/01/96         41,820
Oakbrook Terrace, Illinois MFHR - Renaissance Project (b)        15,000              4.75              4/01/96         15,000
Palatine, Illinois MFHR - Clover Ridge Apartments Project (b)     5,720              4.40             12/15/96          5,720
                                                                                                                     --------
                                                                                                                      126,985
MARYLAND 0.1%
Prince George's County, Maryland IDR Refunding -
 International Paper Company Project (b)                          1,100              4.01              7/15/96          1,100

MINNESOTA 0.2%
St. Paul, Minnesota Port Authority CDR Refunding -
 Battle Creek Hotel Project (b)                                   3,565              4.35              4/01/96          3,568

MISSISSIPPI 0.1%
Rankin County, Mississippi Industrial Revenue -
 Trilogy Communications, Inc. Project (b)                         1,100              5.25              3/01/96           1,100

MONTANA 0.1%
Montana Board of Investments Municipal Finance
 Consolidation Act - INTERCAP Revolving Program (b)               1,915              4.90              3/01/96           1,915

NEW HAMPSHIRE 0.4%
New Hampshire HFA SFMR (b)                                        6,000              4.55              4/01/96           6,000

NEW JERSEY 0.6%
Eastern States Tax-Exempt Mortgage Bond Trust (b)                 4,855              5.19               3/01/96          4,855
Essex County, New Jersey 5.375% Utilities Authority -
 Solid Waste System Project                                       3,000              4.72               4/13/96          3,005
                                                                                                                       -------
                                                                                                                         7,860
NEW MEXICO 0.1%
New Mexico Mortgage Finance Authority SFMR (b):
 Series A                                                           665              5.20               3/01/96            665
 Series B                                                         1,445              5.20               3/01/96          1,445
                                                                                                                       -------
                                                                                                                         2,110

NEW YORK 1.1%
Oneida County, New York 5.00% BAN                                 4,157              4.56               5/10/96           4,163
Oneida County, New York 5.00% RAN                                11,000              4.56               3/29/96          11,011
Syracuse, New York 4.20% Industrial Development Agency
 Pilot Revenue Refunding                                          1,000              4.20              10/15/96           1,000
                                                                                                                       --------
                                                                                                                         16,174
NORTH DAKOTA 1.3%
Oliver County, North Dakota PCR - Square Butte Electric
 Cooperative Project (b):
  Series 1984                                                     8,300              4.50               9/01/96           8,300
  Series 1985-A                                                   7,850              4.50               9/01/96           7,850
  Series 1985-B                                                   2,770              4.50               9/01/96           2,770
                                                                                                                       --------
                                                                                                                         18,920


                     See notes to financial statements.
                                      10

                                                                               PRINCIPAL      YIELD TO   MATURITY       AMORTIZED
                                                                                 AMOUNT       MATURITY    DATE (c)    COST (NOTE 2)
                                                                             (In Thousands)                          (In Thousands)
-----------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA 0.7%
Oklahoma Housing Finance Agency GNMA Collateralized SFMR (b)                       $9,290       4.00%    2/08/96        $9,290

PENNSYLVANIA 1.4%
Allegheny County, Pennsylvania Residential Finance Authority SFMR - GNMA
 Mortgage-Backed Securities Program (b)                                             2,775       4.60     6/01/96         2,775
Pennsylvania Housing Finance Agency SFMR (b)                                        4,480       4.88     4/01/96         4,480
Philadelphia, Pennsylvania IDA CDR - Suite Hotel Project (b)                       12,275       4.25     6/01/96        12,275
                                                                                                                       -------
                                                                                                                        19,530
RHODE ISLAND 0.5%
Rhode Island 4.75% Solid Waste Management Corporation Landfill Lease                6,405       4.41     8/01/96         6,417

SOUTH DAKOTA 0.3%
South Dakota HDA Homeownership Mortgage (b)                                         5,000       4.05    10/24/96         5,000

TENNESSEE 0.4%
Knox County, Tennessee 7.50% IDB IDR - Spartan Food Systems, Inc. Project           1,300       7.50     1/01/96         1,300
Knox County, Tennessee IDB Industrial Revenue - ETB Development, Inc.
  Project (b)                                                                       2,760       5.00     4/01/96         2,760
Maryville, Tennessee 7.50% IDB IDR - Spartan Food Systems, Inc. Project             1,300       7.50     1/01/96         1,300
                                                                                                                       -------
                                                                                                                         5,360
TEXAS 0.9%
Tarrant County, Texas HFC MFHR - Lincoln Meadows Project (b)                        4,375       4.30    12/01/96         4,375
Texas Department of Housing and Community Affairs MFMR Refunding -
 Folsom III Development Project (b)                                                 8,480       4.25    12/01/96         8,480
                                                                                                                       -------
                                                                                                                        12,855
WISCONSIN 1.3%
Milwaukee, Wisconsin Redevelopment Authority Revenue - Dynapro Thin Film
 Products Inc. Project                                                              3,300       5.52     2/05/96         3,300
Milwaukee, Wisconsin Redevelopment Authority Development Revenue Refunding -
 Washington Square Phase I Project (b)                                              2,390       5.55     2/01/96         2,390
Wisconsin HDA EDA Home Ownership Revenue - MERLOTS (b)                             12,640       4.55     3/01/96        12,640
                                                                                                                       -------
                                                                                                                        18,330
                                                                                                                       -------
Total Municipal Bonds                                                                                                  396,271

MUNICIPAL COMMERCIAL PAPER 3.3%

CALIFORNIA 1.8%
Irvine, California Updates Improvement - Assessment District No. 85-7 (b)           9,754       4.30     1/12/96         9,754
Irvine, California Updates Improvement - Assessment District No. 85-7 (b)          10,000       4.10     1/16/96        10,000
Tustin, California Assessment District 86-2 Limited Obligation Improvement (b)      6,050       4.75     1/16/96         6,050
                                                                                                                       -------
                                                                                                                        25,804
MINNESOTA 0.8%
Bass Brook, Minnesota Customized Purchase PCR Refunding - Minnesota Power &
 Light Company Project (b)                                                          4,700       4.61     5/31/96         4,694
Cloquet, Minnesota Customized Purchase IDR Refunding - Minnesota Power &
 Light Company Project (b)                                                          2,450       4.61     5/31/96         2,447
Coleraine, Minnesota Customized Purchase IDR Refunding - Minnesota Power &
 Light Company Project (b)                                                          1,695       4.61     5/31/96         1,693
Hoyt Lakes, Minnesota Customized Purchase PCR Refunding - Minnesota Power &
 Light Company Project (b)                                                          2,000       4.61     5/31/96         1,998
Long Prairie, Minnesota IDR Refunding - Minnesota Power & Light Company
  Project (b)                                                                       1,090       4.61     5/31/96         1,089
                                                                                                                       -------
                                                                                                                        11,921
NEVADA 0.7%
Las Vegas, Nevada Special Improvement District No. 404 - Summerlin Area -
 UPDATES Local Improvement (b)                                                      3,500       4.60     1/25/96         3,500
Las Vegas, Nevada Special Improvement District No. 404 - Summerlin Area -
 UPDATES Local Improvement (b)                                                      5,700       4.80     1/25/96         5,700
                                                                                                                       -------
                                                                                                                         9,200
                                                                                                                       -------
Total Municipal Commercial Paper                                                                                        46,925


                      See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)          December 31, 1995

                                                                                      PRINCIPAL   YIELD TO  MATURITY    AMORTIZED
                                                                                       AMOUNT     MATURITY  DATE (c)  COST (NOTE 2)
                                                                                    (In Thousands)                   (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
SEMIANNUAL VARIABLE RATE PUT BONDS 2.0%

INDIANA 0.1%
Decatur, Indiana EDR - Silberline Manufacturing Co., Inc.
 Project (b)                                                                           $1,080     4.31%    6/01/96        $1,081

LOUISIANA 1.0%
Louisiana Housing Finance Agency GNMA Collateralized SFMR
 Municipal Exempt Receipts -
 Liquidity Optional Tender (b)                                                         14,620     4.35     5/01/96        14,620

UTAH 0.3%
 Utah Housing Finance Agency SFMR (b)                                                   3,560     4.13     7/01/96         3,560

WISCONSIN 0.6%
Milwaukee, Wisconsin Redevelopment Authority MFHR - City Hall
Square Apartments Project (b)                                                          9,000      5.31     6/01/96         9,000
                                                                                                                          ------
Total Semiannual Variable Rate Put Bonds                                                                                  28,261

QUARTERLY VARIABLE RATE PUT BONDS 1.4%

WASHINGTON
Washington State Housing Finance Commission SFMR Refunding (b):
 Series S-1A                                                                           2,095      4.90    3/01/96          2,095
 Series S-3A                                                                           4,460      4.90    3/01/96          4,460
 Series S-3B                                                                           4,180      4.80    3/01/96          4,180
 Series S-4A                                                                           7,440      4.90    3/01/96          7,440
 Series S-B                                                                            2,345      4.80    3/01/96          2,345
                                                                                                                          ------
Total Quarterly Variable Rate Put Bonds                                                                                   20,520

MONTHLY VARIABLE RATE PUT BONDS 3.1%

CALIFORNIA 0.1%
Tri-City, California Housing Finance Agency SFMR -
 FNMA and GNMA Mortgage-Backed
 Securities Program                                                                    2,090      4.30    2/01/96          2,090

COLORADO 0.2%
Jefferson County, Colorado IDR - Anthony A. Petrarca/Cedarwood
 Construction Company, Inc. Project                                                    2,420      4.85    2/01/96          2,420

ILLINOIS 0.3%
Green Leaf Ventures, Inc. Tax Exempt Bond Grantor Trust - Illinois                     4,000      4.95    2/01/96          4,000

MARYLAND 0.5%
Prince George's County, Maryland EDR Refunding - Capital View II
 Limited Partnership Facility                                                          6,380      4.55    2/01/96          6,380

MICHIGAN 0.1%
Michigan Job Development Authority IDR - Anthony A. Petrarca/Cedarwood
 Construction Company, Inc. Project                                                    1,740      4.85    2/01/96          1,740

MINNESOTA 1.1%
Dakota County, Washington County, and the City of Anoka, Minnesota Housing and
 Redevelopment Authority SFMR                                                         15,847      4.35    2/01/96         15,847

NORTH CAROLINA 0.1%
Carolina Freight Tax Exempt Bond Grantor Trust                                         2,202      4.60    2/01/96          2,202

OHIO 0.2%
Summit County, Ohio Insured IDR - Anthony A. Petrarca/Cedarwood Construction
 Company, Inc. Project                                                                 2,625      4.85    2/01/96          2,625

TENNESSEE 0.3%
GAF Corporation Tax Exempt Bond Grantor Trust                                          4,300      4.40    2/01/96          4,300

WISCONSIN 0.2%
Johnson Controls, Inc. Tax Exempt Bond Grantor Trust                                   2,515      4.50    2/01/96          2,515
                                                                                                                          ------
Total Monthly Variable Rate Put Bonds                                                                                     44,119

WEEKLY VARIABLE RATE PUT BONDS 61.1%

ALABAMA 3.2%
Alabama IDA IDR:
 Decatur Aluminum Corporation Project                                                  3,765      5.55    1/09/96          3,765
 Research Genetics, Inc. Project                                                       3,560      5.70    1/09/96          3,560
 Whitesell Project                                                                     5,000      5.70    1/09/96          5,000
Arab, Alabama IDB IDR - Syncro Corporation Project                                     1,630      5.30    1/09/96          1,630
Birmingham, Alabama Baptist Medical Center - Special Care
 Facilities Financing Authority
 Revenue - Methodist Home for the Aging Project                                       12,270      5.80    1/09/96         12,270
Bridgeport, Alabama IDB IDR - Beaulieu Nylon, Inc. Project                            10,000      5.75    1/09/96         10,000
Haleyville, Alabama IDB IDR - Cusseta Wood Products, Inc. Project                      3,100      5.55    1/09/96          3,100




                      See notes to financial statements.

                                                                                PRINCIPAL  YIELD TO  MATURITY       AMORTIZED
                                                                                  AMOUNT   MATURITY  DATE (c)     COST (NOTE 2)
                                                                             (In Thousands)                       (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
Madison County, Alabama MFHR Refunding:
 Autumn Wood Project                                                              $3,065      5.35%   1/09/96          $3,065
 Pinehurst Project                                                                 1,285      5.35    1/09/96           1,285
Montgomery, Alabama IDB IDR - Asphalt Contractors, Inc. Project                    1,500      5.70    1/09/96           1,500
                                                                                                                       ------
                                                                                                                       45,175
ARIZONA 1.2%
Chandler, Arizona IDA MFHR - Greentree Place Apartments Project                    6,802      5.95    1/09/96           6,802
Phoenix, Arizona IDA Airport Facility Revenue - America West Airlines,
 Inc. Project                                                                     10,300      5.60    1/09/96          10,300
                                                                                                                       ------
                                                                                                                       17,102
ARKANSAS 2.4%
Conway County, Arkansas IDR - Cadron Creek Fibre Corporation Project               8,300      5.75    1/09/96           8,300
Faulkner County, Arkansas IDR - Spirit Homes, Inc. Project                         3,000      5.75    1/09/96           3,000
Magnolia, Arkansas IDR - American Fuel Cell and Coated Fabrics
 Company Project                                                                   4,055      5.90    1/09/96           4,055
Pulaski County, Arkansas Public Facilities Board MFHR -
 Chenal Park Apartments Project                                                    8,055      5.40    1/09/96           8,055
Searcy, Arkansas IDR - Yarnell Ice Cream Company, Inc. Project                     2,800      5.75    1/09/96           2,800
Springdale, Arkansas IDR - Clarke Holding Corporation Project                      6,000      5.50    1/09/96           6,000
Trumann, Arkansas IDR - Roach Manufacturing Corporation Project                    2,000      5.75    1/09/96           2,000
                                                                                                                       ------
                                                                                                                       34,210
CALIFORNIA 13.2%
Alameda, California Revenue - KQED, Inc. Project                                  11,300      6.00    1/09/96          11,300
Fairfield, California IDA IDR - Medical Design Concepts Project                    1,100      5.75    1/09/96           1,100
Lancaster, California MFHR - Gangi Building Project                                2,200      5.60    1/09/96           2,200
Los Angeles, California Community Redevelopment Agency MFHR -
 The Grande Promenade Project                                                     28,700      6.30    1/09/96          28,700
Los Angeles County, California IDA IDR - Goldberg & Solovy Foods,
 Inc. Project                                                                      3,050      5.10    1/09/96           3,050
Ontario, California IDA IDR - P & S Development Project                            3,400      5.75    1/09/96           3,400
Orange County, California Apartment Development Revenue:
 Bear Brand Apartments Project                                                     3,000      5.80    1/09/96           3,000
 Laguna Summit Apartments Project                                                  7,500      6.65    1/09/96           7,500
 Pointe Niguel Project                                                             5,000      5.50    1/09/96           5,000
 WLCO LF Partners Project - Series 1                                               1,000      5.50    1/09/96           1,000
 WLCO LF Partners Project - Series 2                                               1,500      5.50    1/09/96           1,500
 WLCO LF Partners Project - Series 3                                               2,200      5.50    1/09/96           2,200
Orange County, California Special Financing Authority Teeter
 Plan Revenue:
 Series I-2                                                                       30,000      6.00    1/09/96          30,000
 Series I-3                                                                       17,300      6.00    1/09/96          17,300
Riverside County, California IDA IDR - Medical Design Concepts IV Project          1,000      5.75    1/09/96           1,000
San Bernardino, California MFHR - Sandlewood Project                               7,500      5.75    1/09/96           7,500
San Bernardino County, California COP - 1992 Justice Center/Airport
 Improvements Refunding Project                                                    1,960      5.80    1/09/96           1,960
San Bernardino County, California Housing Authority MFHR Refunding -
 Brookside Meadows Project                                                        18,000      6.35    1/09/96          18,000
San Diego, California Housing Authority MFHR:
 La Cima Apartments Project                                                       13,200      7.00    1/09/96          13,200
 Nobel Court Apartments Project                                                   12,410      6.30    1/09/96          12,410
San Marcos, California Redevelopment Agency MFHR -
 San Marcos Retirement Village Project                                             7,500      4.01    1/09/96           7,500
Santa Fe Springs, California IDA - Tri-West Project                                4,000      4.35    1/09/96           4,000
Upland, California Apartment Development Revenue - Mountain Springs Project        3,900      5.50    1/09/96           3,900
                                                                                                                      -------
                                                                                                                      186,720
COLORADO 1.4%
Aurora, Colorado IDR - Optima Batteries, Inc. Project                              3,430      5.50    1/09/96           3,430
Jefferson County, Colorado IDR - Accutronics, Inc. Project                         2,500      5.62    1/09/96           2,500
Lakewood, Colorado Jefferson County IDR - Verden Associates -
 Holiday Inn Project
                                                                                   1,565      4.80    1/09/96           1,565
Westminster, Colorado IDR - Lifecare International Project                         4,920      5.60    1/09/96           4,920
Westminster, Colorado MFHR - Lakeview Apartments Project                           7,185      5.80    1/09/96           7,185
                                                                                                                      -------
                                                                                                                       19,600
CONNECTICUT 1.3%
Connecticut Development Authority Airport Hotel Revenue -
 RK Bradley Associates Limited
 Partnership Project                                                              18,500      6.70    1/09/96          18,500



                      See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 1995

                                                                                PRINCIPAL  YIELD TO  MATURITY       AMORTIZED
                                                                                  AMOUNT   MATURITY  DATE (c)     COST (NOTE 2)
                                                                             (In Thousands)                       (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA 0.8%
Brevard County, Florida IDR - U. S. Space Camp Foundation Project                 $3,540      5.80%   1/09/96          $3,540
Dade County, Florida IDA IDR - Engelhard/ICC Project                               8,000      5.75    1/09/96           8,000
                                                                                                                       ------
                                                                                                                       11,540
GEORGIA 1.0%
Cobb County, Georgia Development Authority IDR - Datagraphic, Inc. Project         2,850      5.30    1/09/96           2,850
Fulton County, Georgia Development Authority IDR - STO Corporation Project         4,000      5.65    1/09/96           4,000
Lee County, Georgia Development Authority Revenue - Woodgrain Millwork,
 Inc. Project                                                                      6,000      5.95    1/09/96           6,000
Savannah, Georgia EDA IDR - Savannah Steel & Metal Company Project                 1,750      5.60    1/09/96           1,750
                                                                                                                       ------
                                                                                                                       14,600
ILLINOIS 4.6%
East Hazel Crest, Illinois EDR Refunding - Columbia Sussex Corporation
 Project                                                                             490      5.00    1/09/96             490
Evanston, Illinois IDR - Fountain Square Project                                   1,800      4.25    1/09/96           1,800
Hazel Crest, Illinois Retirement Center Revenue - Waterford Estates Project        1,025      5.80    1/09/96           1,025
Hazel Crest, Illinois Retirement Center Revenue - Waterford Estates Project        2,890      5.80    1/09/96           2,890
Illinois DFA EDR - Korex Corporation Project                                       4,000      5.65    1/09/96           4,000
Illinois DFA IDA - Toyomenka (America), Inc. Project                               2,200      6.00    1/09/96           2,200
Illinois DFA IDR:
 Associated Plastic Fabricators, Inc. Project                                      2,000      5.75    1/09/96           2,000
 Fleetwood Systems, Inc. Project                                                   5,635      5.60    1/09/96           5,635
 Homak Manufacturing Company, Inc. Project                                         7,700      5.45    1/09/96           7,700
 Jefferson Partners Limited Partnership - 216 South Jefferson Project              2,230      4.75    1/09/96           2,230
 SMF, Inc. Project                                                                 4,510      5.60    1/09/96           4,510
Illinois Educational Facilities Authority Revenue - University Pooled
 Financing Program                                                                12,345      5.95    1/09/96          12,345
Merrionette Park, Illinois Industrial Project Revenue:
 Southwick & Weglarz Project                                                       6,495      5.80    1/09/96           6,495
 Weglarz Project                                                                   1,886      5.80    1/09/96           1,886
 Weglarz & Taxman Project                                                          2,638      5.80    1/09/96           2,638
Springfield, Illinois Airport Authority - Allied-Signal Inc., Project              4,300      5.80    1/09/96           4,300
West Chicago, Illinois Industrial Revenue - Willamette Industries,
 Inc. Project                                                                      2,800      5.45    1/09/96           2,800
                                                                                                                       ------
                                                                                                                       64,944
INDIANA 0.6%
Greencastle, Indiana EDR - H. A. Parts Products of Indiana Company Project         4,000      5.95    1/09/96           4,000
Shelbyville, Indiana EDR - Nippisun Indiana Corp. Project                          4,300      5.60    1/09/96           4,300
                                                                                                                       ------
                                                                                                                        8,300
IOWA 1.0%
Cedar Rapids, Iowa IDR Refunding MMars First Program -
 Columbus McKinnon Corporation
 Project                                                                           1,455      5.55    1/09/96           1,455
Chillicothe, Iowa PCR Refunding - Iowa Southern Utilities Company Project          2,400      5.95    1/09/96           2,400
Iowa Falls, Iowa IDR Refunding - GENPAK Corporation Project                        3,800      4.01    1/09/96           3,800
West Des Moines, Iowa Revenue - Woodgrain Millwork, Inc. Project                   6,700      5.95    1/09/96           6,700
                                                                                                                       ------
                                                                                                                       14,355
KANSAS 1.0%
Kansas City, Kansas Private Activity Revenue - Ex-L-Tube of Kansas,
 Inc. Project                                                                      6,456      5.60    1/09/96           6,456
Kansas DFA MFHR - First Kansas State Partnership, L. P. Project                    3,000      5.30    1/09/96           3,000
Osage City, Kansas Industrial Revenue - Marley Continental Homes of
 Kansas Project                                                                    4,800      5.50    1/09/96           4,800
                                                                                                                       ------
                                                                                                                       14,256
KENTUCKY 4.5%
Daviess County, Kentucky MFHR Refunding - Park Regency
 Apartments Project                                                                4,155      5.80    1/09/96           4,155
Jeffersontown, Kentucky IDR - Columbia Sussex Corporation Facility                 6,830      5.00    1/09/96           6,830
Kentucky DFA IDR - Hesco Project                                                   5,800      5.70    1/09/96           5,800
Ohio County, Kentucky PCR - Big Rivers Electric Corporation Project               25,000      5.45    1/09/96          25,000
Ohio County, Kentucky PCR - Big Rivers Electric Corporation Project               11,600      5.45    1/09/96          11,600
Somerset, Kentucky IBR - Tibbals Flooring Co. Project                             10,000      5.70    1/09/96          10,000
                                                                                                                       ------
                                                                                                                       63,385
LOUISIANA 0.1%
Louisiana Public Facilities Authority CP Program Hospital Equipment
 Refunding Revenue                                                                 2,000      6.40    1/09/96           2,000
MAINE 0.1%
Orrington, Maine Resource Recovery Revenue - Penobscot Energy Recovery
 Company Project                                                                   1,950      6.13    1/09/96           1,950




                      See notes to financial statements.

                                                                                PRINCIPAL  YIELD TO  MATURITY       AMORTIZED
                                                                                  AMOUNT   MATURITY  DATE (c)     COST (NOTE 2)
                                                                             (In Thousands)                       (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
MARYLAND 0.6%
Charles County, Maryland Revenue - Chopp and Company, Inc. Facility               $4,100      4.25%   1/09/96          $4,100
Washington County, Maryland EDR - Tandy Project                                    5,100      6.00    1/09/96           5,100
                                                                                                                       ------
                                                                                                                        9,200
MASSACHUSETTS 1.3%
Massachusetts Industrial Finance Agency IDR:
 Lightolier, Inc. Project                                                          4,400      5.60    1/09/96           4,400
 Portland Causeway Realty Trust                                                    2,600      4.01    1/09/96           2,600
 U. S. Tsubaki, Inc. Project                                                       4,700      5.95    1/09/96           4,700
Salem, Massachusetts IDFA IDR - Applied Extrusion
 Technologies, Inc. Project                                                        6,500      4.01    1/09/96           6,500
                                                                                                                       ------
                                                                                                                       18,200
MICHIGAN 1.2%
Lansing, Michigan Limited Obligation EDC IDR - Ashland Oil, Inc. Project           1,400      5.44    1/09/96           1,400
Michigan Strategic Fund Limited Obligation EDR -
 Yamaha Musical Products,
 Inc. Project                                                                      6,800      5.60    1/09/96           6,800
Michigan Strategic Fund Limited Obligation Revenue -
 Coil Center Corporation Project                                                   6,400      6.00    1/09/96           6,400
Saline, Michigan EDC Limited Obligation Revenue -
 Associated Spring Project                                                         2,000      5.90    1/09/96           2,000
                                                                                                                       ------
                                                                                                                       16,600
MINNESOTA 0.5%
Mahtomedi, Minnesota Rental Housing Revenue -
 Briarcliff of Mahtomedi Project                                                   5,265      5.36    1/09/96           5,265
Princeton, Minnesota IDR - Plastic Products Company, Inc. Project                  1,800      5.60    1/09/96           1,800
                                                                                                                       ------
                                                                                                                        7,065
MISSISSIPPI 1.0%
Mississippi Business Finance Corporation IDR - Intex Plastics
 Corporation Project                                                               4,800      5.55    1/09/96           4,800
Prentiss County, Mississippi IDR - Heidelberg Eastern Project:
 Series A                                                                          2,500      4.30    1/09/96           2,500
 Series B                                                                          6,650      4.40    1/09/96           6,650
                                                                                                                       ------
                                                                                                                       13,950
MISSOURI 3.2%
Berkeley, Missouri IDA Exempt Facility Revenue -
 St. Louis Air Cargo Services, Inc. Project                                        7,875      5.85    1/09/96           7,875
St. Charles County, Missouri IDA IDR Refunding - Country Club
 Apartments Project                                                               25,000      5.70    1/09/96          25,000
St. Louis County, Missouri IDA - Hampton Inn Westport Associates Project           3,700      4.40    1/09/96           3,700
St. Louis County, Missouri IDA MFHR - Whispering Lakes Apartments Project          8,000      5.60    1/09/96           8,000
                                                                                                                       ------
                                                                                                                       44,575
NEBRASKA 0.4%
Nebraska Investment Finance Authority Revenue Refunding -
 Redick Tower Project                                                              6,005      6.10    1/09/96           6,005

NEVADA 0.3%
Nevada Department of Commerce IDR - Master-Halco, Inc. Project                     4,300      6.40    1/09/96           4,300

NEW HAMPSHIRE 0.4%
New Hampshire IDA Industrial Facility Revenue - Ferrofluidics Corporation -
 Nashua Series Project                                                             5,000      5.60    1/09/96           5,000

NEW JERSEY 0.1%
New Jersey EDA EDR - Hickory Industries, Inc. Project                              2,000      5.90    1/09/96           2,000

NEW YORK 0.2%
Albany, New York IDA IDR - Historic Redevelopment Associates Project               2,500      5.75    1/09/96           2,500

North Carolina 0.7%
Gaston County, North Carolina Industrial Facilities and Pollution Control
 Financing Authority IDR -
 Spring-Ford Knitting Company, Inc. Project                                        4,500      5.18    1/09/96           4,500
North Carolina State Ports Authority Exempt Facility Revenue - Jordan Lumber &
 Supply, Inc. Project                                                              5,080      5.75    1/09/96           5,080
                                                                                                                       ------
                                                                                                                        9,580
NORTH DAKOTA 0.2%
Mercer County, North Dakota PCR - Minnesota Power & Light Company Project          3,160      5.05    1/09/96           3,160

OHIO 0.8%
Cuyahoga County, Ohio IDR:
 Edge Seal Technologies, Inc. and One Industry Drive, Inc. Project                 3,200      5.70    1/09/96           3,200
 Motch Corporation Project                                                         4,000      5.65    1/09/96           4,000
Gallia County, Ohio IDR - Harsco Corporation Project                               3,500      5.60    1/09/96           3,500
                                                                                                                       ------
                                                                                                                       10,700


                      See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)        December 31, 1995

                                                                                PRINCIPAL  YIELD TO  MATURITY       AMORTIZED
                                                                                  AMOUNT   MATURITY  DATE (c)     COST (NOTE 2)
                                                                             (In Thousands)                       (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
OREGON 0.5%
Oregon EDR - Eagle-Picher Industries, Inc. Project                               $6,400      5.80%    1/09/96          $6,400

PENNSYLVANIA 2.1%
Bucks County, Pennsylvania IDA - Double H Plastics, Inc. Project                  2,445      5.65     1/09/96           2,445
Elk County, Pennsylvania IDA Solid Waste Disposal Revenue -
 Willamette Industries, Inc. Project                                             16,000      5.55     1/09/96          16,000
Lycoming County, Pennsylvania IDA Manufacturing Facilities Revenue -
 Coastal Aluminum
Rolling Mills, Inc. Project                                                       4,000      5.65     1/09/96           4,000
Montgomery County, Pennsylvania IDA IDR - Laneko Engineering
 Company Project                                                                  2,595      5.65     1/09/96           2,595
Montgomery County, Pennsylvania IDA IDR Refunding - Spring City Limited
 Partnership Project                                                              5,000      5.55     1/09/96           5,000
                                                                                                                      -------
                                                                                                                       30,040
SOUTH CAROLINA 1.1%
Charleston County, South Carolina Industrial Revenue -
 Tandy Corporation Project                                                        1,000      5.10     1/09/96           1,000
Richland County, South Carolina IDR - Ashland Oil Project                         1,400      5.44     1/09/96           1,400
Rock Hill, South Carolina Industrial Revenue - Willamette Industries,
 Inc. Project                                                                     7,500      5.60     1/09/96           7,500
South Carolina Jobs EDA IDR - Roller Bearing Company of America,
 Inc. Project                                                                     5,000      5.60     1/09/96           5,000
                                                                                                                      -------
                                                                                                                       14,900
SOUTH DAKOTA 0.2%
Aberdeen, South Dakota IDR - Lomar Development Company Project                      360      5.95     1/09/96             360
Brookings, South Dakota IDR - Lomar Development Company Project                   2,200      5.85     1/09/96           2,200
Brookings, South Dakota IDR Refunding - Lomar Development
 Company Project                                                                    600      5.95     1/09/96             600
                                                                                                                      -------
                                                                                                                        3,160
TENNESSEE 1.3%
Carter County, Tennessee IDB MFHR Refunding - Willow Run
 Apartments Project                                                               6,675      5.80     1/09/96           6,675
Coffee County, Tennessee Industrial Board Revenue - M-Tek Project                 2,700      6.25     1/09/96           2,700
Knox County, Tennessee Health, Educational and Housing Facilities
 Board Revenue -
 Holston Long Term Care Project                                                   4,500      5.65     1/09/96           4,500
Memphis and Shelby County, Tennessee IDB IDR - Techno Steel Corp. Project         4,000      5.85     1/09/96           4,000
                                                                                                                      -------
                                                                                                                       17,875
TEXAS 3.7%
Austin County, Texas IDC IDR - Gulf States Toyota, Inc. Project                   4,750      5.76     1/09/96           4,750
Azle, Texas IDA IDR - Tandy Corporation Project                                   3,000      6.04     1/09/96           3,000
Deer Park, Texas Port Development Corporation IDR - Ashland Oil,
 Inc. Project                                                                     4,700      5.44     1/09/96           4,700
Longview, Texas Industrial Corporation IDR - Longview Guest Inn Project           2,800      5.70     1/09/96           2,800
Midlothian, Texas IDC PCR - Box-Crow Cement Company Project                      17,400      5.80     1/09/96          17,400
Montgomery County, Texas IDC IDR - Porous Media, Ltd. Project                     3,000      5.62     1/09/96           3,000
NCNB Pooled Tax-Exempt Trust COP - Texas                                          4,475      4.25     1/09/96           4,475
Robstown, Texas IDC IDR - Concrete Pipe and Products Company, Inc. Project        2,000      5.50     1/09/96           2,000
San Antonio, Texas Higher Education Authority, Inc. Educational
 Facilities Revenue -  UTSA Phase I Dormitory Project                             6,100      6.00     1/09/96           6,100
Texas Small Business IDC IDR - Moulding Products, Inc. Project                    3,775      5.85     1/09/96           3,775
                                                                                                                      -------
                                                                                                                       52,000
VIRGINIA 2.3%
Bedford County, Virginia IDA IDR - Nekoosa Packaging Corporation Project         20,300      6.20     1/09/96          20,300
Fairfax County, Virginia LaSalle National Bank LeaseTOPS Trust                    9,811      5.50     1/09/96           9,811
Oyster Point, Virginia Development Corporation MFHR -
 Jefferson Point Development Project                                              3,000      5.65     1/09/96           3,000
                                                                                                                      -------
                                                                                                                       33,111
WASHINGTON 0.5%
Pierce County, Washington EDC - Brown & Haley Project                             2,515      6.49     1/09/96           2,515
Port Moses Lake, Washington Public Corporation Industrial Revenue -
 Basic American Foods Project                                                     4,200      4.20     1/09/96           4,200
                                                                                                                      -------
                                                                                                                        6,715
WISCONSIN 1.8%
Amery, Wisconsin IDR - Plastech Corporation Project                               2,300      5.62     1/09/96           2,300
Ashwaubenon, Wisconsin IDR - Pioneer Metal Finishing, Inc. Project                2,210      5.75     1/09/96           2,210
Columbus, Wisconsin IDR - Maysteel Corporation Project                            2,000      5.70     1/09/96           2,000
Madison, Wisconsin IDR - Manchester Place Project                                 8,130      5.85     1/09/96           8,130
Menomonee Falls, Wisconsin IDR - Maysteel Corporation Project                     3,000      5.70     1/09/96           3,000
Milwaukee, Wisconsin Redevelopment Authority Development Revenue -
 Washington Square Phase III Project                                              8,495      5.75     1/09/96           8,495
                                                                                                                      -------
                                                                                                                       26,135



                      See notes to financial statements.

                                                                                PRINCIPAL  YIELD TO  MATURITY       AMORTIZED
                                                                                  AMOUNT   MATURITY  DATE (c)     COST (NOTE 2)
                                                                             (In Thousands)                       (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
WYOMING 0.3%
Lincoln County, Wyoming PCR - Champlin Petroleum Company Project                  $1,750     4.20%    1/09/96         $   1,750
Uinta County, Wyoming PCR - Champlin Petroleum Company Project                     2,900     4.20     1/09/96             2,900
                                                                                                                      ---------
                                                                                                                          4,650
                                                                                                                      ---------
Total Weekly Variable Rate Put Bonds                                                                                    864,458

DAILY VARIABLE RATE PUT BONDS 1.2%

ALABAMA 0.3%
Phenix City, Alabama IDB Environmental Improvement Revenue -
 Mead Coated Board Project                                                         4,000     6.30    1/02/96             4,000

CALIFORNIA 0.9%
Orange County, California Limited Obligation Improvement -
 Irvine Coast Assessment District No. 88-1                                        13,000     6.50    1/02/96            13,000
                                                                                                                    ----------
Total Daily Variable Rate Put Bonds                                                                                     17,000
                                                                                                                    ----------
TOTAL INVESTMENTS IN SECURITIES 100.1%                                                                               1,417,554
Other Assets and Liabilities, Net (0.1%)                                                                                (1,112)
                                                                                                                    ----------
NET ASSETS 100.0%                                                                                                   $1,416,442
                                                                                                                    ==========

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            December 31, 1995

 STRONG SHORT-TERM MUNICIPAL BOND FUND

                                                                           PRINCIPAL           VALUE
                                                                            AMOUNT            (NOTE 2)
                                                                        (In Thousands)      (In Thousands)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 96.1%
ARIZONA 2.0%
Phoenix, Arizona IDA Hospital Revenue - John C.
  Lincoln Hospital and Health Center Project,
  4.65%, Due 12/01/99                                                       $  675             $  675
Phoenix, Arizona Municipal Housing Revenue
  Refunding - Fillmore Gardens and Sunnyslope
  Manor - Section 8 Assisted Senior Housing
  Project, 5.95%, 6/01/05                                                    1,865              1,937
                                                                                               ------
                                                                                                2,612
CALIFORNIA 6.0%
California Health Facilities Financing Authority
  Hospital Revenue - Downey Community
  Hospital, 4.90%, Due 5/15/00                                               2,325              2,319
Los Angeles, California MFHR - Earthquake
  Rehabilitation Projects, 5.85%, Due 12/01/07 (c)                           1,000              1,018
Orange, California MFHR - Villa Santiago
  Rehabilitation Project, 5.60%, Due 10/01/05 (c)                            2,500              2,556
Sacramento County, California MFHR Refunding -
  Fairways II Apartments, 5.35%, Due 8/01/05 (c)                             2,000              2,053
                                                                                               ------
                                                                                                7,946
COLORADO 4.4%
Arapahoe County, Colorado E-470 Public Highway
  Authority Capital Improvement Trust Fund
  Highway Revenue - E-470 Project, Zero %,
  Due 8/31/03                                                                  500                313
Westminster, Colorado MFHR Refunding - Oasis
  Wexford Apartments Project, 5.35%,
  Due 12/01/05 (c)                                                           2,700              2,761
Westminster, Colorado MFHR Refunding - Semper
  Village Apartments Project, 5.95%,
  Due 9/01/06 (c) (e)                                                        2,700              2,754
                                                                                               ------
                                                                                                5,828
DISTRICT OF COLUMBIA 2.3%
District of Columbia Hospital Revenue Refunding -
  Medlantic Healthcare Group, Inc., 6.50%,
  Due 8/15/02                                                                2,925              3,060
FLORIDA 1.6%
Florida Housing Finance Agency MFMR -
  Hammocks Place Project, 6.25%, Due 12/01/06                                2,000              2,108
GUAM 7.4%
Guam Airport Authority General Revenue:
  5.80%, Due 10/01/99                                                        1,450              1,474
  6.00%, Due 10/01/00 (e)                                                    1,100              1,123
  6.40%, Due 10/01/05                                                        2,300              2,366
Guam Government GO, 5.70%, Due 9/01/03                                       4,770              4,788
                                                                                               ------
                                                                                                9,751
ILLINOIS 3.0%
Collinsville, Illinois Madison County IDR
  Refunding, Drury Inn - Collinsville Project,
  5.25%, Due 11/01/98                                                          725                734
Illinois Educational Facilities Authority Revenue -
  Lewis University Project:
  4.50%, Due 10/01/99                                                          900                897
  5.30%, Due 10/01/04                                                        1,390              1,388
Illinois Health Facilities Authority Revenue -
  Trinity Medical Center, 6.15%, Due 7/01/98                                 1,000              1,016
                                                                                               ------
IOWA 6.4%                                                                                       4.035
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project, 7.25%,
  Due 7/01/02                                                               $6,000             $5,985
Iowa Finance Authority Mortgage Revenue
  Refunding - Friendship Village Project,
  4.95%, Due 11/01/00                                                        2,500              2,491
                                                                                               ------
                                                                                                8,476
KANSAS 5.7%
Kansas DFA MFHR Refunding - Woodridge
  Apartments Project, 5.90%, Due 6/01/05 (c)                                 7,285              7,576
LOUISIANA 0.4%
Louisiana Public Facilities Authority Student
  Loan Revenue, 6.75%, Due 9/01/06                                             525                566
MASSACHUSETTS 8.1%
Boston, Massachusetts IDFA First Mortgage
  Revenue - Springhouse Project, 7.50%,
  Due 1/01/98                                                                3,750              3,756
Massachusetts Education Loan Authority
  Education Loan Revenue, 7.45%, Due 1/01/02                                 1,695              1,799
Massachusetts Industrial Finance Agency Water
  Treatment Revenue - Massachusetts-American
  Hingham Project, 6.25%, Due 12/01/10                                       4,925              5,190
                                                                                              -------
                                                                                               10,745
MICHIGAN 10.6%
Detroit, Michigan GO Refunding, 7.00%,
  Due 4/01/04                                                                2,475              2,676
Flint, Michigan Hospital Building Authority
  Revenue Refunding - Hurley Medical Center:
  5.75%, Due 7/01/03                                                         1,350              1,357
  6.00%, Due 7/01/04                                                         1,005              1,014
  6.00%, Due 7/01/05                                                           510                509
Greater Detroit, Michigan Resource Recovery
  Authority Resource Recovery Revenue:
  Series C, 9.25%, Due 12/13/08                                              1,300              1,342
  Series D, 9.25%, Due 12/13/08                                              6,750              6,969
  Series G, 9.25%, Due 12/13/08                                                250                258
                                                                                              -------
                                                                                               14,125
MISSISSIPPI 4.1%
Mississippi Higher Education Assistance
  Corporation Student Loan Revenue:
  5.60%, Due 9/01/04                                                         2,505              2,605
  5.80%, Due 9/01/06                                                         2,050              2,132
Prentiss County, Mississippi Hospital Revenue,
  5.40%, Due 12/01/97                                                          680                690
                                                                                              -------
                                                                                                5,427
MISSOURI 1.1%
Lee's Summit, Missouri IDA Health Facilities
  Revenue - John Knox Village Project, 5.875%,
  Due 8/15/05                                                                1,400              1,451
NEW JERSEY 1.5%
New Jersey Health Care Facilities Financing
  Authority Revenue - Southern Ocean County
  Hospital Project, 5.75%, Due 7/01/01                                       2,000              2,035
NEW YORK 3.9%
New York Dormitory Authority Court Facilities
  Lease Revenue - City of New York Issue,
  5.20%, Due 5/15/05                                                         5,145              5,171
OREGON 7.0%
Hillsboro, Oregon Hospital Facility Authority
  Revenue and Advance Refunding - Tuality
  Heathcare Project, 4.80%, Due 10/01/00                                     9,190              9,270




                      See notes to financial statements.

                                                                           PRINCIPAL           VALUE
                                                                            AMOUNT            (NOTE 2)
                                                                        (In Thousands)      (In Thousands)
-------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA 3.8%
Delaware County, Pennsylvania Authority Health
  Facilities Revenue - Mercy Health Corporation
  of Southeastern Pennsylvania Obligated
  Group, 6.00%, Due 11/15/07                                                   $5,000          $5,069
SOUTH DAKOTA 4.4%
South Dakota Student Loan Corporation Student
  Loan Revenue, 7.35%, Due 8/01/98                                              5,615           5,861
TEXAS 8.0%
Brazos, Texas Higher Education Authority, Inc.
  Student Loan Revenue Refunding:
  5.95%, Due 6/01/02                                                            2,595           2,692
  6.50%, Due 3/01/99                                                            1,395           1,454
Trinity River Authority, Texas Refunding - Texas
  Industries, Inc. Project, 6.375%, Due 9/01/07                                 1,290           1,290
Trinity River Authority, Texas Refunding - Texas
  Industries, Inc. Project - Series A, 6.375%,
  Due 9/01/07                                                                   5,200           5,200
                                                                                           ----------
                                                                                               10,636
WASHINGTON 4.4%
Washington Health Care Facilities Authority
  Revenue - Sisters of Providence, 5.375%,
  Due 10/01/00                                                                  5,600           5,789
                                                                                           ----------
TOTAL MUNICIPAL BONDS (COST $124,766)                                                         127,537
CASH EQUIVALENTS  (a) 2.7%
SHORT-TERM MUNICIPAL BONDS 1.4%
CALIFORNIA 0.6%
Glendale, California Hospital Revenue Refunding -
  Verdugo Hills Hospital, 6.375%, Due 1/01/96                                     715             715
DISTRICT OF COLUMBIA 0.8%
District of Columbia Hospital Revenue Refunding -
  Washington Hospital Center, 6.50%, Due 8/15/96                                1,100           1,110
                                                                                           ----------
Total Short-Term Municipal Bonds                                                                1,825
WEEKLY VARIABLE RATE PUT BOND 1.3%
CALIFORNIA
Pasadena, California Community Development
  Commission COP - Lake/Washington
  Neighborhood Shopping Center                                                  1,800           1,800
                                                                                           ----------
Total Cash Equivalents (Cost $3,618)                                                            3,625
                                                                                           ----------
TOTAL INVESTMENTS IN SECURITIES
  (COST $128,384) 98.8%                                                                       131,162
Other Assets and Liabilities, Net 1.2%                                                          1,576
                                                                                           ----------
NET ASSETS 100.0%                                                                            $132,738
                                                                                           ==========

FUTURES                                                               UNDERLYING
                                                                     FACE AMOUNT       UNREALIZED
                                                   EXPIRATION          AT VALUE        DEPRECIATION
                                                      DATE          (In Thousands)    (In Thousands)
---------------------------------------------------------------------------------------------------------------------------------
Sold:
160          Municipal Bond Index Futures           3/96               $19,365            $185

STRONG INSURED MUNICIPAL BOND FUND

                                                                           PRINCIPAL        VALUE
                                                                            AMOUNT         (NOTE 2)
                                                                        (In Thousands)   (In Thousands)
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 92.6%
ALABAMA 2.6%
Northeast Morgan County, Alabama Water
  Authority Water Revenue, 5.50%,
  Due 5/01/15                                                               $1,000          $1,005
CALIFORNIA 12.2%
California Housing Finance Agency Home
  Mortgage Revenue, 6.05%, Due 8/01/15                                         500             510
Los Angeles, California Wastewater System
  Revenue Refunding, 5.20%, Due 11/01/21                                     1,000             976
San Bernardino, California Joint Powers Financing
  Authority Tax Allocation Refunding, 5.75%,
  Due 10/01/25                                                               1,500           1,523
Vista, California Community Development
  Commission Tax Allocation - Vista
  Redevelopment Project Area, 6.00%,
  Due 9/01/25                                                                1,735           1,807
                                                                                          --------
                                                                                             4,816
COLORADO 2.0%
Denver, Colorado City and County Airport System
 Revenue, 5.40%, Due 11/15/08                                                  785             796
DISTRICT OF COLUMBIA 4.1%
District of Columbia GO, 6.75%, Due 6/01/08                                  1,500           1,620
FLORIDA 14.6%
Collier County, Florida School Board Master Lease
  Program COP, 5.00%, Due 2/15/16                                            1,250           1,203
Florida Housing Finance Agency Housing Revenue -
  Brittany of Rosemont Phase II Apartments
  Project:
  6.05%, Due 7/01/15                                                         1,000           1,027
  6.25%, Due 7/01/35                                                           855             882
Florida Housing Finance Agency Housing Revenue -
   Holly Cove Apartments Project:
   6.05%, Due 10/01/15                                                         500             520
   6.15%, Due 10/01/25                                                         500             520
Florida Housing Finance Agency Housing Revenue -
   Landings at Boot Ranch West Apartments
   Project, 6.00%, Due 11/01/25                                              1,590           1,614
                                                                                           -------
                                                                                             5,766
ILLINOIS 8.6%
Cook and DuPage Counties, Illinois Lemont-
  Bromberek Combined School District No. 113A,
  Capital Appreciation School Building, Zero %,
  Due 12/01/11                                                               3,660           1,533
Illinois Health Facilities Authority Revenue and
  Revenue Refunding - Evangelical Hospitals
  Corporation, 6.25%, Due 4/15/22                                            1,800           1,865
                                                                                           -------
                                                                                             3,398
LOUISIANA 8.2%
Orleans, Louisiana Levee District Levee
  Improvement, 5.95%, Due 11/01/14                                          1,400            1,447
Orleans Parish, Louisiana Parishwide School
  District GO, 7.50%, Due 9/01/20                                           1,500            1,779
                                                                                           -------
                                                                                             3,226
MAINE 4.8%
Maine Housing Authority Mortgage Purchase:
  6.125%, Due 11/15/12                                                        850              871
  6.25%, Due 11/15/24                                                       1,000            1,020
                                                                                           -------
                                                                                             1,891
MASSACHUSETTS 2.5%
Massachusetts Water Resources Authority General
  Revenue, 5.00%, Due 12/01/16 (d)                                          1,000              969

                      See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            December 31, 1995


                                                                       PRINCIPAL           VALUE
                                                                        AMOUNT            (NOTE 2)
                                                                    (In Thousands)     (In Thousands)
-----------------------------------------------------------------------------------------------------

MICHIGAN 4.3%
Michigan State Hospital Finance Authority
 Hospital Revenue Refunding - Sisters of Mercy
 Health Corporation Obligated Group, 5.25%,
 Due 8/15/21                                                             $ 1,000         $   974
St. Louis, Michigan Public Schools Refunding
 GO, 5.25%, Due 5/01/24                                                      755             730
                                                                                         -------
                                                                                           1,704
MINNESOTA 3.9%
Minnesota Housing Finance Agency Rental
 Housing, 5.95%, Due 2/01/18                                               1,500           1,526

NEW JERSEY 4.7%
New Jersey Housing and Mortgage Finance
 Agency Home Buyer Revenue, 6.95%,
 Due 10/01/22                                                              1,750           1,859

NEW YORK 3.7%
New York State Medical Care Facilities Finance
 Agency Mental Health Services Facilities
 Improvement Revenue, 5.25%, Due 2/15/19                                   1,500           1,468

OHIO 3.4%
Cuyahoga County, Ohio Hospital Revenue -
 Fairview General and Lutheran Hospital,
 6.25%, 8/15/10                                                            1,250           1,336

OKLAHOMA 3.8%
McAlester, Oklahoma Public Works Authority
 Refunding and Improvement Revenue:
 5.25%, Due 12/01/18                                                         560             545
 5.25%, Due 12/01/19                                                       1,000             974
                                                                                         -------
                                                                                           1,519
PENNSYLVANIA 4.8%
Lehigh County, Pennsylvania IDA PCR -
 Pennsylvania Power & Light Company Project,
 6.40%, Due 11/01/21                                                       1,765           1,900

TEXAS 0.6%
El Paso, Texas Property Finance Authority, Inc.
 SFMR - GNMA Mortgage-Backed, 8.70%,
 Due 12/01/18                                                                210             230
Southeast Texas HFC SFMR, Zero %, Due 9/01/11                                100              20
                                                                                         -------
                                                                                             250
WASHINGTON 3.8%
Washington Public Power Supply System Nuclear
 Project No. 3 Refunding Revenue, 5.60%,
 Due 7/01/17                                                               1,500           1,502
                                                                                         -------
TOTAL MUNICIPAL BONDS (COST $35,469)                                                      36,551

CASH EQUIVALENTS (a) 7.1%
DAILY VARIABLE RATE PUT BONDS
INDIANA 4.3%
Rockport, Indiana PCR Refunding - AEP Generating
 Company Project                                                           1,700           1,700

LOUISIANA 2.8%
Louisiana Recovery District Sales Tax                                      1,100           1,100
                                                                                         -------
Total Cash Equivalents (Cost $2,800)                                                       2,800
                                                                                         -------
TOTAL INVESTMENTS IN SECURITIES
 (COST $38,269) 99.7%                                                                     39,351
Other Assets and Liabilities, Net 0.3%                                                       122
                                                                                         -------
NET ASSETS 100.0%                                                                        $39,473


STRONG MUNICIPAL BOND FUND

                                                                       PRINCIPAL           VALUE
                                                                        AMOUNT            (NOTE 2)
                                                                    (In Thousands)     (In Thousands)
-----------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 97.7%
ALABAMA 0.5%
Northeast Morgan County, Alabama Water
 Authority Water Revenue, 5.50%, Due 5/01/15                              $1,325           1,332

ARIZONA 1.9%
Phoenix, Arizona IDA Mortgage Revenue
 Refunding - Christian Care Retirement
 Apartments, Inc. Project, 6.25%, Due 1/01/16                              4,740           4,622

CALIFORNIA 3.6%
California Housing Finance Agency Home
 Mortgage Revenue, Zero %, Due 8/01/20                                     4,000             585
Fresno, California Housing Authority MFHR -
 Shaw Gardens/Village Apartments, 5.60%,
 Due 12/01/05 (c)                                                          1,000           1,016
Los Angeles, California Wastewater System
 Revenue Refunding, 5.20%, Due 11/01/21                                    4,360           4,256
Student Education Loan Marketing Corporation
 Student Loan Program Revenue - California
 Senior Subordinate, 7.00%, Due 7/01/10                                    3,000           3,161
                                                                                         -------
                                                                                           9,018
COLORADO 7.0%
Adams County, Colorado MFHR Refunding - Oasis
 Park Apartments Project, 6.15%, Due 1/01/26                               6,660           6,802
Adams County, Colorado Multi-County
 SFMR, Zero %, Due 6/01/16                                                 1,245             388
Boulder County, Colorado MFHR - GNMA
 Collateralized - The Legacy Apartments
 Project, 6.10%, Due 11/20/25                                              3,285           3,306
Colorado Health Facilities Authority Hospital
 Revenue - PSL Healthcare System Project,
 8.25%, Due 2/15/06                                                        1,000           1,025
Colorado Springs, Colorado Utilities System
 Refunding Revenue, 6.125%, Due 11/15/20                                   3,400           3,553
Denver, Colorado City and County Airport
 Revenue, 7.50%, Due 11/15/25                                              2,000           2,095
                                                                                         -------
                                                                                          17,169
DELAWARE 3.2%
Delaware EDA Hospital Revenue - Osteopathic
 Hospital Association of Delaware/Riverside
 Hospital:
 6.00%, Due 1/01/03                                                        1,915           1,992
 6.50%, Due 1/01/08                                                        2,695           2,857
 6.75%, Due 1/01/13                                                        2,760           2,967
                                                                                         -------
                                                                                           7,816
DISTRICT OF COLUMBIA 4.7%
District of Columbia Hospital Revenue - National
 Rehabilitation Hospital, Inc. - Medlantic
 Healthcare Group, 7.00%, Due 8/15/05                                     10,730          11,521

FLORIDA 3.5%
Collier County, Florida School Board Master Lease
 Program COP, 5.00%, Due 2/15/16                                           5,750           5,534
Florida Housing Finance Agency Housing
 Revenue - Landings at Boot Ranch West
 Apartments Project:
 5.875%, Due 11/01/15                                                        475             481
 6.10%, Due 11/01/35                                                       2,500           2,547
                                                                                         -------
                                                                                           8,562
GEORGIA 0.8%
Savannah, Georgia Hospital Authority Revenue
 Refunding and Improvement - Candler Hospital,
 7.00%, Due 1/01/23                                                        2,000           2,060


                      See notes to financial statements.

                                                                       PRINCIPAL           VALUE
                                                                        AMOUNT            (NOTE 2)
                                                                    (In Thousands)     (In Thousands)
-----------------------------------------------------------------------------------------------------
GUAM 1.0%
Guam Government GO:
 4.70%, Due 11/15/02                                                      $1,500         $ 1,434
 5.75%, Due 9/01/04                                                        1,000           1,002
                                                                                         -------
                                                                                           2,436
IDAHO 3.9%
Idaho Housing Agency Housing Revenue - FHA
 Insured Mortgage Loan - Park Place Project,
 6.50%, Due 12/01/36                                                       5,310           5,536
Idaho Housing Agency SFMR, 6.45%, Due 7/01/27                              4,000           4,195
                                                                                         -------
                                                                                           9,731
ILLINOIS 7.8%
Chicago, Illinois Water Revenue, 5.00%,
 Due 11/01/20                                                              5,000           4,700
Cook and DuPage Counties, Illinois Lemont-
 Bromberek Combined School District No.
 113A, Capital Appreciation School Building:
 Zero %, Due 12/01/09                                                      3,320           1,569
 Zero %, Due 12/01/10                                                      3,485           1,551
 Zero %, Due 12/01/12                                                      4,100           1,630
 Zero %, Due 12/01/13                                                      4,305           1,609
Granite City, Illinois Hospital Revenue
 Refunding - Saint Elizabeth Medical Center,
 8.125%, Due 6/01/08                                                       6,000           6,315
Metropolitan Pier and Exposition Authority -
 50% McCormick Place Expansion Project,
 Zero %, Due 6/15/15                                                       5,440           1,836
                                                                                         -------
                                                                                          19,210
INDIANA 5.3%
Indiana Health Facility Financing Authority
 Hospital Revenue - Jackson County Schneck
 Memorial Hospital Project:
 7.50%, Due 2/15/12                                                        1,000           1,072
 7.50%, Due 2/15/22                                                        7,790           8,306
LaPorte and St. Joseph Counties, Indiana New
 Prairie United School Building Corporation
 First Mortgage Refunding, 5.50%, Due 7/05/20                              3,690           3,644
                                                                                         -------
                                                                                          13,022
KENTUCKY 1.0%
Martin County, Kentucky Mortgage Revenue
 Refunding - FHA Insured Mortgage Loan -
 Section 8 Assisted Project, 6.25%, Due 7/01/23                            2,400           2,439

LOUISIANA 2.5%
Orleans, Louisiana Levee District Levee
 Improvement, 5.95%, Due 11/01/14                                          6,000           6,202

MAINE 0.6%
Maine State Housing Authority Mortgage Purchase,
 6.25%, Due 11/15/24                                                       1,450           1,479

MASSACHUSETTS 1.4%
Massachusetts Industrial Finance Agency First
 Mortgage Revenue - Reeds Landing Project,
 7.75%, Due 10/01/00                                                       3,415           3,513

MICHIGAN 3.7%
Greater Detroit, Michigan Resource Recovery
 Authority Revenue:
 Series C, 9.25%, Due 12/13/08                                             4,000           4,130
 Series E, 9.25%, Due 12/13/08                                             1,000           1,032
Michigan State HDA SFMR, 6.25%, Due 12/01/18                               3,000           3,067
Michigan State Hospital Finance Authority
 Hospital Revenue Refunding - Sisters of Mercy
 Health Corporation Obligated Group, 5.25%,
 Due 8/15/21                                                               1,000             974
                                                                                         -------
                                                                                           9,203
MINNESOTA 2.5%
New Hope, Minnesota MFHR Development
 Refunding - GNMA Collateralized - North
 Ridge Care Center, Inc. Project:
 6.05%, Due 1/01/17                                                       $  450         $   459
 6.20%, Due 1/01/31                                                        2,970           3,029
St. Paul, Minnesota Housing & Redevelopment
 Authority Sales Tax Revenue - Civic Center
 Project, 5.45%, Due 11/01/13                                              1,560           1,580
Twin Valley, Minnesota Mortgage Revenue
 Refunding - FHA Insured Mortgage Loan -
 Lutheran Memorial Home Project, 6.05%,
 Due 2/01/18                                                               1,035           1,049
                                                                                         -------
                                                                                           6,117
MISSISSIPPI 0.8%
Delta, Mississippi Correctional Facility Authority
 Mortgage Revenue, 5.80%, Due 7/01/15                                      1,900           1,917

NEBRASKA 3.7%
Nebraska IFA MFHR, 6.20%, Due 6/01/28                                      4,000           4,125
Nebraska IFA MFHR Refunding - Wycliffe West
 Apartments Project, 5.50%, Due 12/01/05 (c)                               5,000           5,100
                                                                                         -------
                                                                                           9,225
NEVADA 1.2%
Nevada Housing Division Single Family Program,
 6.20%, Due 10/01/23 (d)                                                   3,000           3,030

NEW MEXICO 1.5%
New Mexico Educational Assistance Foundation
 Student Loan Program:
 5.50%, Due 11/01/03                                                       1,345           1,345
 5.85%, Due 11/01/06                                                       1,825           1,832
Santa Fe, New Mexico SFMR, 8.45%, Due 12/01/11                               457             495
                                                                                         -------
                                                                                           3,672
NEW YORK 2.4%
New York State Medical Care Facilities Finance
 Agency Mental Health Services Facilities
 Improvement Revenue, 5.25%, Due 2/15/19                                   6,000           5,872

OHIO 2.2%
Medina County, Ohio Economic Development
 MFHR - Camelot Place, Ltd. Project, 8.375%,
 Due 10/01/23                                                              3,800           3,781
Springdale, Ohio Hospital Facilities First Mortgage
 Revenue - Southwestern Ohio Seniors'
 Services, Inc., 6.00%, Due 11/01/18                                       1,700           1,655
                                                                                         -------
                                                                                           5,436
OKLAHOMA 1.4%
Shawnee, Oklahoma Hospital Authority Revenue -
 MidAmerica HealthCare, Inc., 8.00%, Due 4/01/04                           3,165           3,438

PENNSYLVANIA 3.8%
Blair County, Pennsylvania Hospital Authority First
 Mortgage Revenue, Mercy Hospital Sublessee,
 8.125%, Due 2/01/14                                                       6,000           6,412
Philadelphia, Pennsylvania School District GO
 Refunding, 5.50%, Due 9/01/25                                             3,000           2,992
                                                                                         -------
                                                                                           9,404
SOUTH CAROLINA 4.4%
Berkeley County, South Carolina School District,
 Berkeley School Facilities Group, Inc. COP,
 5.25%, Due 2/01/16                                                        4,500           4,399
Kershaw County, South Carolina Hospital Facilities
 Revenue Refunding - Kershaw County Memorial
 Hospital Project, 8.00%, Due 9/15/17                                      1,435           1,521



                      See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            December 31, 1995


                                                                       PRINCIPAL           VALUE
                                                                        AMOUNT            (NOTE 2)
                                                                    (In Thousands)     (In Thousands)
-----------------------------------------------------------------------------------------------------
Piedmont, South Carolina Municipal Power
 Agency Electric Revenue Refunding, 7.25%,
 Due 1/01/22                                                              $1,850        $  1,894
South Carolina State Housing Finance and
 Development Authority Mortgage Revenue
 Refunding - FHA Insured Mortgage Loan -
 Heritage Court Apartments Section 8 Assisted
 Project, 6.15%, Due 7/01/25                                               2,900           2,951
                                                                                        --------
                                                                                          10,765
SOUTH DAKOTA 5.0%
South Dakota Student Loan Corporation
 Student Loan Revenue:
 6.15%, Due 8/01/03                                                        5,250           5,381
 7.625%, Due 8/01/06                                                       6,455           6,867
                                                                                        --------
                                                                                          12,248
TENNESSEE 0.5%
Knox County, Tennessee IDB MFMR Refunding -
 FHA Insured Mortgage Loan - Waterford Village
 Apartments Project, 5.95%, Due 3/01/28                                    1,250           1,255

TEXAS 9.3%
El Paso, Texas Property Finance Authority, Inc.
 SFMR - GNMA Mortgage-Backed, 8.70%,
 Due 12/01/18                                                                540             591
Lufkin, Texas Health Facilities Development
 Corporation Health System Revenue and
 Refunding - Memorial Health System of East
 Texas, 6.875%, Due 2/15/26 (d)                                            3,000           2,977
North Central Texas Health Facilities Development
 Corporation - Tri-City Health Centre, Inc. Project,
 9.50%, Due 5/01/21                                                       10,000           9,500
Port Arthur, Texas HFC Mortgage Revenue
 Refunding - FHA Insured Mortgage Loans -
 Port Arthur UDAG Projects, 6.40%,
 Due 1/01/28 (d)                                                           3,565           3,574
Ranger, Texas Housing Corporation MFMR
 Refunding - FHA Insured Mortgage Loan -
 Ranger Apartments Project, 8.80%, Due 3/01/24                             1,160           1,309
Texas Turnpike Authority Dallas North Tollway
 System Revenue - President George Bush
 Turnpike Project, 5.25%, Due 1/01/23 (d)                                  5,000           4,906
                                                                                        --------
                                                                                          22,857
WASHINGTON 2.5%
Washington Health Care Facilities Authority
 Revenue - Sisters of Providence, 6.25%,
 Due 10/01/13                                                              5,000           5,144
Washington Public Power Supply System Nuclear
 Project No. 2 Refunding Revenue, 6.00%,
 Due 7/01/12                                                               1,000           1,014
                                                                                        --------
                                                                                           6,158
WYOMING 4.1%
Wyoming Community Development Authority
 Housing Revenue, 6.25%, Due 6/01/27                                      10,000          10,188
                                                                                        --------
TOTAL MUNICIPAL BONDS (COST $235,833)                                                    240,917

CASH EQUIVALENTS (a) 6.1%
DAILY VARIABLE RATE PUT BONDS
ARIZONA 1.2%
Maricopa County, Arizona Pollution Control
 Corporation PCR Refunding - Arizona Public
 Service Company Palo Verde Project                                        3,000           3,000

CALIFORNIA 3.6%
Los Angeles, California Regional Airports
 Improvement Corporation Facilities Sublease
 Revenue - LAX Two Corporation - Los Angeles
 International Airport                                                     9,000           9,000

ILLINOIS 0.1%
Illinois DFA IDR - Webster-Wayne Shopping
 Center Project                                                              170             170

TENNESSEE 1.2%
Bradley County, Tennessee IDB Revenue
 Refunding - Olin Corporation Projects                                     2,900           2,900
                                                                                        --------
Total Daily Variable Rate Put Bonds (Cost $15,070)                                        15,070
TOTAL INVESTMENTS IN SECURITIES                                                         --------
 (COST $250,903) 103.8%                                                                  255,987
Other Assets and Liabilities, Net (3.8%)                                                  (9,263)
                                                                                        --------
NET ASSETS 100.0%                                                                       $246,724
                                                                                        ========




STRONG HIGH-YIELD MUNICIPAL BOND FUND


                                                                       PRINCIPAL           VALUE
                                                                        AMOUNT            (NOTE 2)
                                                                    (In Thousands)     (In Thousands)
-----------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 98.8%
CONNECTICUT 0.8%
Connecticut Development Authority First
 Mortgage Gross Revenue Health Care Project
 - Connecticut Baptist Homes, Inc. Project,
 9.00%, Due 9/01/22                                                     $  1,940        $  2,115

DELAWARE 1.3%
Delaware EDA First Mortgage Revenue -
 Gilpin Hall Project:
 7.375%, Due 7/01/15                                                       1,000           1,021
 7.625%, Due 7/01/25                                                       1,800           1,838
Delaware EDA Hospital Revenue - Osteopathic
 Hospital Association of Delaware/Riverside
 Hospital, 6.75%, Due 1/01/13                                                435             468
                                                                                        --------
                                                                                           3,327
FLORIDA 3.6%
Brevard County, Florida Health Facilities Authority
 Revenue Refunding - Courtenay Springs
 Village Project:
 7.375%, Due 11/15/04                                                        990           1,010
 7.75%, Due 11/15/17                                                       2,000           2,033
Florida Housing Finance Agency Housing
 Revenue - Holly Cove Apartments Project,
 6.25%, Due 10/01/35                                                       1,000           1,044
Highlands County, Florida IDA First Mortgage
 Health Care Revenue - Church of All Faiths, Inc.
 Project, 9.375%, Due 10/01/21                                               725             508
Orange County, Florida Health Facilities Authority
 First Mortgage Revenue - RHA/Princeton
 Hospital, Inc. Project, 9.00%, Due 7/01/21                                5,000           4,137
Polk County, Florida HFA Subordinated Revenue -
 Lake Wales Gardens Project, Zero %, Due 4/01/20                           7,585             939
                                                                                        --------
                                                                                           9,671
GEORGIA 7.6%
Atlanta, Georgia HDC Mortgage Revenue
 Refunding - FHA Insured Mortgage Loan -
 Bedford Tower Section 8 Assisted Project:
 6.25%, Due 1/01/15                                                          835             866
 6.35%, Due 1/01/23                                                        1,495           1,551
Atlanta, Georgia Urban Residential Finance
 Authority MFHR - Cascade Pines Affordable
 Housing Project, 6.25%, Due 9/01/10                                       1,830           1,883





                      See notes to financial statements.


                                                                       PRINCIPAL           VALUE
                                                                        AMOUNT            (NOTE 2)
                                                                    (In Thousands)     (In Thousands)
-----------------------------------------------------------------------------------------------------

Atlanta, Georgia Urban Residential Finance
 Authority MFHR - Franciscan Club
 Apartments Projects, 7.75%, Due 4/01/22                                 $ 4,840         $ 4,991
Dekalb County, Georgia Residential Care Facilities
 for the Elderly Authority First Lien Revenue -
 King's Bridge Retirement Center, Inc. Project:
 8.00%, Due 7/01/06 (d)                                                      650             653
 8.15%, Due 7/01/16 (d)                                                    2,380           2,395
 8.25%, Due 7/01/26 (d)                                                    5,250           5,283
Savannah, Georgia Hospital Authority Revenue
 Refunding and Improvement - Candler Hospital:
 7.00%, Due 1/01/11                                                        1,335           1,380
 7.00%, Due 1/01/23                                                        1,320           1,360
                                                                                         -------
                                                                                          20,362
ILLINOIS 12.2%
Granite City, Illinois Hospital Revenue Refunding -
 Saint Elizabeth Medical Center, 8.125%,
 Due 6/01/08                                                               1,030           1,084
Illinois DFA Community Rehabilitation Providers
 Facilities Acquisition Program Revenue:
 7.25%, Due 3/01/04                                                        1,095           1,105
 7.50%, Due 3/01/14                                                        3,070           3,047
Illinois DFA MFHR -Town and Garden Apartments
 Project, 7.20%, Due 9/01/08                                               9,460           9,673
Illinois DFA Solid Waste Disposal Facility
 Revenue - Ford Heights Waste Tire To Energy
 Project, 7.875%, Due 4/01/11                                              5,000           4,906
Illinois Health Facilities Authority Revenue
 Refunding - Westlake Community Hospital,
 7.875%, Due 1/01/13                                                       5,000           5,313
Robbins, Illinois Resource Recovery Revenue -
 Robbins Resource Recovery Partners, L.P.
 Project, 9.25%, Due 10/15/14                                              7,000           7,525
                                                                                         -------
                                                                                          32,653
INDIANA 0.6%
Wells County, Indiana Hospital Authority Hospital
 Facility Revenue Refunding - Caylor-Nickel
 Medical Center, Inc. Project, 8.75%, Due 4/15/12                          1,500           1,605

IOWA 9.2%
Cedar Rapids, Iowa First Mortgage Revenue -
 Cottage Grove Place Project:
 7.25%, Due 7/01/02                                                        6,000           5,985
 9.00%, Due 7/01/25                                                       12,435          12,404
Iowa Finance Authority First Mortgage Elder Care
 Facility Revenue - Amity Fellowserve-Iowa, Inc.
 Project, 8.75%, Due 10/01/25                                              6,165           6,180
                                                                                         -------
                                                                                          24,569
LOUISIANA 2.2%
Louisiana Public Facilities Authority Senior Lien
 Revenue - Progressive Healthcare Providers, Inc.
 Developmental Centers, 8.00%, Due 1/01/13                                 5,885           5,819

MASSACHUSETTS 6.9%
Boston, Massachusetts IDFA First Mortgage
 Revenue - Springhouse Project, 9.25%,
 Due 7/01/25                                                               4,725           4,743
Massachusetts Health and Educational Facilities
 Authority Revenue - Saints Memorial
 Medical Center:
 5.75%, Due 10/01/06                                                       2,885           2,564
 6.00%, Due 10/01/23                                                       7,000           5,696
Massachusetts Industrial Finance Agency First
 Mortgage Revenue - Evanswood Bethzatha
 Corporation Project, 7.875%, Due 1/15/20                                  2,285           2,425
Massachusetts Industrial Finance Agency
 Revenue - Edgewood Retirement Community
 Project, 9.00%, Due 11/15/25                                              3,050           3,061
                                                                                         -------
                                                                                          18,489
MICHIGAN 2.2%
Michigan Hospital Finance Authority Hospital
 Revenue and Refunding - Detroit-Macomb
 Hospital Corporation, 7.30%, Due 6/01/01                                  3,800           3,819
Michigan Hospital Finance Authority Hospital
 Revenue and Refunding - Detroit Osteopathic
 Hospital Corporation, 7.50%, Due 11/01/10                                 1,805           1,949
                                                                                         -------
                                                                                           5,768
NEW HAMPSHIRE 2.1%
New Hampshire Higher Educational and Health
 Facilities Authority First Mortgage Revenue -
 Rivermead at Peterborough Project:
 7.375%, Due 7/01/00                                                       4,000           4,040
 8.50%, Due 7/01/24                                                        1,610           1,654
                                                                                         -------
                                                                                           5,694
NEW JERSEY 1.4%
Mercer County, New Jersey Improvement Authority
 Solid Waste Revenue - Resource Recovery Project,
 6.80%, Due 4/01/05                                                        3,750           3,778

NEW YORK 1.2%
Orange County, New York Industrial Development
 Agency Life Care Community Revenue -
 The Glen Arden, Inc. Project, 8.25%, Due 1/01/02                          3,000           3,116

OHIO 3.7%
East Liverpool, Ohio Hospital Improvement
 Revenue - East Liverpool City Hospital Project,
 8.00%, Due 10/01/21                                                       1,595           1,711
Medina County, Ohio Economic Development
 MFHR - Camelot Place, Ltd. Project, 8.375%,
 Due 10/01/23                                                                400             398
Mount Vernon, Ohio Hospital Refunding Revenue -
 Knox Community Hospital, 7.875%, Due 6/01/12                              2,500           2,579
Springdale, Ohio Hospital Facilites First Mortgage
 Revenue - Southwestern Ohio Seniors' Services,
 Inc., 6.00%, Due 11/01/18                                                   600             584
Stark County, Ohio Hospital Facilities Revenue -
 Doctors Hospital, Inc. of Stark County, 6.00%,
 Due 4/01/24                                                               5,000           4,544
                                                                                         -------
                                                                                           9,816
OKLAHOMA 1.7%
Jackson County, Oklahoma Memorial Hospital
 Authority Hospital Revenue Refunding -
 Jackson County Memorial Hospital Project,
 5.875%, Due 8/01/97                                                       1,405           1,394
Tulsa, Oklahoma Trustees Municipal Airport
 Trust - American Airlines, Inc., 7.375%,
 Due 12/01/20                                                              3,000           3,206
                                                                                         -------
                                                                                           4,600
PENNSYLVANIA 21.9%
Bucks County, Pennsylvania IDA CDR -
 Attleboro Associates, Ltd. Nursing Facility
 Project:
 8.00%, Due 12/01/05                                                       2,140           2,223
 8.25%, Due 6/01/11                                                        3,670           3,844
Delaware County, Pennsylvania Authority Health
 Care Facility First Mortgage Revenue -
 GF/Longwood Care, Inc. Project:
 8.50%, Due 4/15/10                                                          530             537
 9.00%, Due 4/15/25                                                        5,860           5,941





                      See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)             December 31, 1995


                                                                       PRINCIPAL           VALUE
                                                                        AMOUNT            (NOTE 2)
                                                                    (In Thousands)     (In Thousands)
-----------------------------------------------------------------------------------------------------

Delaware County, Pennsylvania IDA Revenue -
 Martins Run Project:
 5.40%, Due 12/15/01                                                    $  1,000        $    986
 6.00%, Due 12/15/06                                                       1,500           1,479
Horsham, Pennsylvania IDA CDA Health Care
 Facilities Revenue - GF/Pennsylvania
 Properties, Inc. Project:
 7.375%, Due 9/01/08                                                         440             433
 8.375%, Due 9/01/24                                                       6,000           6,135
Montgomery County, Pennsylvania Higher
 Education and Health Authority Hospital
 Revenue - United Hospitals, Inc. Project:
 Series A, 8.375%, Due 11/01/11                                            7,635           8,265
 Series B, 8.375%, Due 11/01/11                                            3,525           3,816
Montgomery County, Pennsylvania Higher
 Education and Health Authority Hospital
 Revenue - United Hospitals, Inc. -
 St. Christopher's Hospital for Children Project:
 7.50%, Due 11/01/13                                                         350             357
 8.25%, Due 11/01/03                                                       1,000           1,051
 8.50%, Due 11/01/17                                                         230             242
Montgomery County, Pennsylvania IDA Health
 Care Facility First Mortgage Revenue -
 AHF/Ambler, Inc. Project, 8.50%, Due 12/01/23                             1,000             991
Montgomery County, Pennsylvania IDA
 Retirement Community Revenue Refunding -
 G. D. L. Farms Corporation Project:
 6.30%, Due 1/01/13                                                        2,000           1,783
 6.50%, Due 1/01/20                                                        4,660           4,130
Montgomery County, Pennsylvania IDA Revenue -
 Wordsworth Academy Project, 8.00%,
 Due 9/01/24                                                               6,840           6,994
Philadelphia, Pennsylvania Hospitals and
 Higher Education Facilities Authority
 Hospital Revenue - Methodist Hospital Project,
 9.00%, Due 7/01/10                                                        3,360           3,486
Shenango Valley, Mercer County, Pennsylvania
 Osteopathic Hospital Authority Hospital Gross
 Revenue Refunding - Shenango Valley Medical
 Center Project, 7.875%, Due 4/01/10                                       5,655           5,782
                                                                                        --------
                                                                                          58,475
TEXAS 7.0%
Denison, Texas Hospital Authority Hospital
 Revenue Refunding and Improvement -
 Texoma Medical Center Project, 8.00%,
 Due 9/01/16                                                               7,000           7,258
DeSoto, Texas IDA IDR - Wintergreen Commercial
 Partnership Project, 7.00%, Due 1/01/17                                   4,767           4,636
Jefferson County, Texas Health Facilities
 Development Corporation Hospital Revenue -
 Baptist Health Care System Project:
 8.30%, Due 10/01/14                                                       4,000           4,220
 8.875%, Due 6/01/21                                                       2,435           2,587
                                                                                        --------
                                                                                          18,701
VERMONT 1.5%
Vermont IDA Mortgage Revenue - Wake Robin
 Corporation Project, 8.75%, Due 4/01/23                                   3,665           3,880

VIRGINIA 0.8%
Norfolk, Virginia IDA IDR Mortgage Refunding -
 Comfort Inn - Norfolk Naval Station Project:
 6.75%, Due 12/01/08                                                         625             605
 7.00%, Due 12/01/16                                                       1,575           1,516
                                                                                        --------
                                                                                           2,121
WEST VIRGINIA 1.3%
Marion County, West Virginia Solid Waste
 Disposal Facility Revenue - American Fiber
 Resources Project, 9.25%, Due 12/01/11                                    3,400           3,409

WISCONSIN 9.6%
Brookfield, Wisconsin IDR Refunding - Midway
 Motor Lodge Project, 8.40%, Due 4/01/12                                   5,555           6,083
Wisconsin Health and Educational Facilities
 Authority Revenue - Aurora Medical Group,
 Inc. Project, 9.00%, Due 11/15/25                                         2,500           2,572
Wisconsin Health and Educational Facilities
 Authority Revenue - National Regency of
 New Berlin, Inc. Project:
 7.75%, Due 8/15/15                                                        5,000           4,869
 8.00%, Due 8/15/25                                                       12,500          12,125
                                                                                        --------
                                                                                          25,649
                                                                                        --------
TOTAL MUNICIPAL BONDS (COST $255,673)                                                    263,617
CASH EQUIVALENT (a) 1.3%
DAILY VARIABLE RATE PUT BOND
TEXAS
Gulf Coast, Texas IDA Solid Waste Disposal
 Revenue - CITGO Petroleum Corporation
 Project (Cost $3,500)                                                     3,500           3,500
                                                                                        --------
TOTAL INVESTMENTS IN SECURITIES
 (COST $259,173) 100.1%                                                                  267,117
Other Assets and Liabilities, Net (0.1%)                                                    (162)
                                                                                        --------
NET ASSETS 100.0%                                                                       $266,955
                                                                                        ========



LEGEND

(a) Cash equivalents include any security which has a maturity of less than one year.
(b) Variable rate bonds.
(c) Maturity date represents actual maturity, earliest put date or pre-refunding date.
(d) When-issued security.
(e) Security pledged to cover margin requirements for futures contracts.

All costs are stated in thousands.
Percentages are stated as a percent of net assets.




                       See notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 1995                                                         (In Thousands)

                                                                                    STRONG MUNICIPAL      STRONG SHORT-TERM
                                                                                    MONEY MARKET FUND     MUNICIPAL BOND FUND
                                                                                    -----------------     -------------------
INTEREST INCOME                                                                            $60,746             $  8,139

EXPENSES:
  Investment Advisory Fees                                                                   6,526                  727
  Custodian Fees                                                                               126                   26
  Shareholder Servicing Costs                                                                  865                  179
  Reports to Shareholders                                                                      672                   60
  Federal and State Registration Fees                                                           93                   44
  Other                                                                                        136                   68
                                                                                           -------             --------
  Total Expenses                                                                             8,418                1,104
                                                                                           -------             --------
NET INVESTMENT INCOME                                                                       52,328                7,035

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                                                                 --                3,067
    Futures Contracts and Options                                                               --              (8,579)
  Change in Unrealized Appreciation/Depreciation on:
    Investments                                                                                 --                6,073
    Futures Contracts and Options                                                               --                  136
                                                                                           -------             --------

NET GAIN                                                                                        --                  697
                                                                                           -------             --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $52,328             $  7,732
                                                                                           =======             ========




                                                                     STRONG INSURED     STRONG MUNICIPAL     STRONG HIGH-YIELD
                                                                  MUNICIPAL BOND FUND      BOND FUND        MUNICIPAL BOND FUND
                                                                  -------------------   ----------------    -------------------
INTEREST INCOME                                                          $2,351            $17,629              $14,217

EXPENSES:
  Investment Advisory Fees                                                  210              1,704                1,137
  Custodian Fees                                                             11                 40                   23
  Shareholder Servicing Costs                                                77                407                  143
  Reports to Shareholders                                                    27                113                   54
  Federal and State Registration Fees                                        31                 47                  119
  Other                                                                      57                 59                   39
                                                                         ------            -------              -------
  Total Expenses before Waivers and Absorptions by Advisor                  413              2,370                1,515
  Voluntary Expense Waivers and Absorptions by Advisor                       --                 --                (798)
                                                                         ------            -------              -------
  Expenses, Net                                                             413              2,370                  717
                                                                         ------            -------              -------
NET INVESTMENT INCOME                                                     1,938             15,259               13,500

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                                           3,388             17,409                1,648
    Futures Contracts and Options                                       (1,087)            (9,194)              (2,705)
  Change in Unrealized Appreciation/Depreciation on:
    Investments                                                             945              6,852               12,823
    Futures Contracts and Options                                            --                 --                 (14)
                                                                         ------            -------              -------
NET GAIN                                                                  3,246             15,067               11,752
                                                                         ------            -------              -------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $5,184            $30,326              $25,252
                                                                         ======            =======              =======


                      See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 1995

                                                                                  (In Thousands, Except Per Share Amounts)


                                                                                   STRONG MUNICIPAL      STRONG SHORT-TERM
                                                                                  MONEY MARKET FUND     MUNICIPAL BOND FUND
                                                                                  -----------------     -------------------
ASSETS:
   Investments in Securities, at Value (Cost of $1,417,554
   and $128,384, respectively)                                                         $ 1,417,554          $   131,162
   Receivable from Brokers for Securities Sold                                               4,052                   --
   Interest Receivable                                                                      11,723                1,988
   Other                                                                                       909                  311
                                                                                       -----------          -----------
   Total Assets                                                                          1,434,238              133,461

LIABILITIES:
   Payable to Brokers for Securities Purchased                                              11,567                   --
   Dividends Payable                                                                         5,472                  584
   Accrued Operating Expenses and Other Liabilities                                            757                  139
                                                                                       -----------          -----------
   Total Liabilities                                                                        17,796                  723
                                                                                       -----------          -----------
NET ASSETS                                                                             $ 1,416,442          $   132,738
                                                                                       ===========          ===========

Capital Shares
   Authorized                                                                            3,000,000           10,000,000
   Outstanding                                                                           1,416,442               13,581

NET ASSET VALUE PER SHARE                                                              $      1.00          $      9.77
                                                                                       ===========          ===========



                                                                  STRONG INSURED     STRONG MUNICIPAL     STRONG HIGH-YIELD
                                                               MUNICIPAL BOND FUND       BOND FUND       MUNICIPAL BOND FUND
                                                               -------------------   ----------------    -------------------
ASSETS:
   Investments in Securities, at Value (Cost of $38,269,
    $250,903, and $259,173, respectively)                           $    39,351        $   255,987          $   267,117
   Receivable from Brokers for Securities Sold                               --                 --                3,758
   Interest Receivable                                                      436              3,664                5,652
   Other                                                                    845              2,923                  524
                                                                    -----------        -----------          -----------
   Total Assets                                                          40,632            262,574              277,051


LIABILITIES:
   Payable to Brokers for Securities Purchased                              934             14,576                8,297
   Dividends Payable                                                        136              1,072                1,566
   Accrued Operating Expenses and Other Liabilities                          89                202                  233
                                                                    -----------        -----------          -----------
   Total Liabilities                                                      1,159             15,850               10,096
                                                                    -----------        -----------          -----------
NET ASSETS                                                          $    39,473        $   246,724          $   266,955
                                                                    ===========        ===========          ===========

Capital Shares
   Authorized                                                        10,000,000            100,000            1,000,000
   Outstanding                                                            3,699             25,906               26,940

NET ASSET VALUE PER SHARE                                           $     10.67        $      9.52          $      9.91
                                                                    ===========        ===========          ===========


                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


For the Years Ended December 31, 1995 and 1994                                         (In Thousands)


                                                                       STRONG MUNICIPAL                 STRONG SHORT-TERM
                                                                       MONEY MARKET FUND                MUNICIPAL BOND FUND
                                                                    ----------------------              ---------------------
                                                                       1995        1994                   1995        1994
                                                                    ----------  ----------              ---------   ---------
OPERATIONS:
  Net Investment Income                                             $   52,328  $   38,535               $ 7,035    $  8,985
  Net Realized Loss                                                         --          --                (5,512)     (6,513)
  Change in Unrealized Appreciation/Depreciation                            --          --                 6,209      (6,339)
                                                                    ----------  ----------               --------   --------

  Increase (Decrease) in Net Assets Resulting from Operations           52,328      38,535                 7,732      (3,867)

CAPITAL SHARE TRANSACTIONS                                             155,825      88,057               (29,202)    (41,777)

DIVIDENDS PAID FROM:
  Net Investment Income                                               (52,328)    (38,535)                (7,035)     (8,985)
  Net Realized Gain on Investments                                         --          --                     --        (308)
                                                                    ----------  ----------               --------   --------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                155,825      88,057               (28,505)    (54,937)

NET ASSETS:
  Beginning of Year                                                  1,260,617   1,172,560                161,243    216,180
                                                                    ----------  ----------               --------   --------
  End of Year                                                       $1,416,442  $1,260,617               $132,738   $161,243
                                                                    ==========  ==========               ========   ========


                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


For the Years Ended December 31, 1995 and 1994                                         (In Thousands)


                                                                          STRONG INSURED                STRONG MUNICIPAL
                                                                        MUNICIPAL BOND FUND                BOND FUND
                                                                       --------------------            ------------------
                                                                         1995        1994                1995      1994
                                                                       --------    --------            --------   -------
OPERATIONS:
  Net Investment Income                                                $  1,938    $ 2,529            $  15,259  $ 19,953
  Net Realized Gain (Loss)                                                2,301     (3,993)               8,215   (23,725)
  Change in Unrealized Appreciation/Depreciation                            945     (2,405)               6,852   (14,892)
                                                                       --------    --------            --------   --------
  Increase (Decrease) in Net Assets Resulting from Operations             5,184     (3,869)              30,326   (18,664)

CAPITAL SHARE TRANSACTIONS                                             (13,731)     (3,791)            (42,434)   (80,486)

DIVIDENDS PAID FROM:
  Net Investment Income                                                 (1,938)     (2,529)            (15,259)   (19,953)
  In Excess of Net Investment Income                                    (1,066)          --             (5,717)         --
                                                                       --------    --------            --------   --------

TOTAL DECREASE IN NET ASSETS                                           (11,551)    (10,189)            (33,084)  (119,103)

NET ASSETS:
  Beginning of Year                                                      51,024      61,213             279,808    398,911
                                                                       --------    --------            --------   --------
  End of Year                                                          $ 39,473    $ 51,024            $246,724   $279,808
                                                                       ========    ========            ========   ========



                                                                  STRONG HIGH-YIELD
                                                                  MUNICIPAL BOND FUND
                                                                 --------------------
                                                                   1995        1994
                                                                 --------   ---------
OPERATIONS:
  Net Investment Income                                          $ 13,500    $ 5,945
  Net Realized Loss                                                (1,057)    (1,961)
  Change in Unrealized Appreciation/Depreciation                   12,809     (4,978)
                                                                 --------    --------
  Increase (Decrease) in Net Assets Resulting from Operations      25,252       (994)

CAPITAL SHARE TRANSACTIONS                                        147,648      93,661

DIVIDENDS PAID FROM:
  Net Investment Income                                           (13,500)     (5,945)
  Net Realized Gain on Investments                                    --           (7)
                                                                 --------    --------

TOTAL INCREASE IN NET ASSETS                                      159,400      86,715

NET ASSETS:
  Beginning of Year                                               107,555      20,840
                                                                 --------    --------
  End of Year                                                    $266,955    $107,555
                                                                 ========    ========




                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1995

1. ORGANIZATION
   The Strong Municipal Money Market Fund is a diversified series of the Strong Municipal Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, and is included in the Strong Municipal Income Funds. The Strong Municipal Income Funds also include Strong Short-Term Municipal Bond Fund, Inc., Strong Insured Municipal Bond Fund, Inc., Strong Municipal Bond Fund, Inc. and Strong High-Yield Municipal Bond Fund, Inc., which are diversified, open-end management investment companies registered under the Investment Company Act of 1940.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

   (A) Security Valuation -- Securities of the Funds, except the Strong Municipal Money Market Fund, for which market quotations are readily available are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity and all investments in the Strong Municipal Money Market Fund are valued at amortized cost, which approximates current value.

       The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders --
       It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash, U.S. government securities or other liquid, high-grade debt obligations equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear
       the risk of adverse        movements in the price of the underlying
       asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

   (F) Additional Investment Risk -- The use of futures contracts and options for purposes of hedging the Funds' investment portfolios involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities.

   (G) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

December 31,1995

3. NET ASSETS

Net assets as of December 31, 1995 were as follows (in thousands):

                                    STRONG MUNICIPAL         STRONG SHORT-TERM       STRONG INSURED
                                   MONEY MARKET FUND        MUNICIPAL BOND FUND    MUNICIPAL BOND FUND
                                   -----------------        -------------------    -------------------
Capital Stock                         $1,416,442                  $142,170                $41,225
Undistributed Net Realized Loss               --                   (12,025)                (2,834)
Net Unrealized Appreciation                   --                     2,593                  1,082
                                      ----------                  --------                -------
                                      $1,416,442                  $132,738                $39,473
                                      ==========                  ========                =======


                                         STRONG              STRONG HIGH-YIELD
                                   MUNICIPAL BOND FUND      MUNICIPAL BOND FUND
                                   -------------------      -------------------
Capital Stock                           $263,138                  $262,029
Undistributed Net Realized Loss          (21,498)                   (3,018)
Net Unrealized Appreciation                5,084                     7,944
                                        --------                  --------
                                        $246,724                  $266,955
                                        ========                  ========



4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds for the years ended December 31, 1995 and 1994 were as follows (in thousands):

                                                                      1995                         1994
                                                              --------------------         --------------------
                                                            Shares         Dollars         Shares       Dollars
                                                            ------         -------         ------       -------
STRONG MUNICIPAL MONEY MARKET FUND
Shares Sold                                                2,581,413    $2,581,413        2,652,872    $2,652,872
Dividends Reinvested                                          48,824        48,824           34,513        34,513
Shares Redeemed                                           (2,474,412)   (2,474,412)      (2,599,328)   (2,599,328)
                                                          ----------    ----------       -----------   -----------
                                                             155,825      $155,825           88,057       $88,057
                                                          ==========    ==========       ===========   ===========
STRONG SHORT-TERM MUNICIPAL BOND FUND
Shares Sold                                                    5,815       $56,792           14,809      $150,226
Dividends Reinvested                                             618         6,037              799         8,049
Shares Redeemed                                               (9,429)      (92,031)         (19,907)     (200,052)
                                                          ----------    ----------       -----------   -----------
                                                              (2,996)     ($29,202)          (4,299)     ($41,777)
                                                          ==========    ==========       ===========   ===========

STRONG INSURED MUNICIPAL BOND FUND
Shares Sold                                                    1,106       $11,694            3,835       $40,236
Dividends Reinvested                                             209         2,217              179         1,922
Shares Redeemed                                               (2,624)      (27,642)          (4,347)      (45,949)
                                                          ----------    ----------       -----------   -----------
                                                              (1,309)     ($13,731)            (333)      ($3,791)
                                                          ==========    ==========       ===========   ===========

STRONG MUNICIPAL BOND FUND
Shares Sold                                                    9,798       $93,037           17,346      $168,663
Dividends Reinvested                                           1,777        16,879            1,675        16,211
Shares Redeemed                                              (15,997)     (152,350)         (27,598)     (265,360)
                                                          ----------    ----------       -----------   -----------
                                                              (4,422)     ($42,434)          (8,577)     ($80,486)
                                                          ==========    ==========       ===========   ===========

STRONG HIGH-YIELD MUNICIPAL BOND FUND
Shares Sold                                                   26,320      $253,347           21,216      $205,563
Dividends Reinvested                                             975         9,387              400         3,848
Shares Redeemed                                              (11,927)     (115,086)         (12,107)     (115,750)
                                                          ----------    ----------       -----------   -----------
                                                              15,368    $  147,648            9,509    $   93,661
                                                          ==========    ==========       ===========   ===========


5. RELATED PARTY TRANSACTIONS
  Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Municipal Money Market Fund, Strong Short-Term Municipal Bond Fund and Strong Insured Municipal Bond Fund .50%, Strong Municipal Bond Fund and Strong High-Yield Municipal Bond Fund .60%. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

  Certain information regarding related party transactions for the year ended December 31, 1995, excluding the effect of waivers and absorptions, is as follows (in thousands):

                                                       STRONG MUNICIPAL     STRONG SHORT-TERM     STRONG INSURED
                                                       MONEY MARKET FUND   MUNICIPAL BOND FUND  MUNICIPAL BOND FUND
                                                       -----------------   -------------------  -------------------
Payable to Advisor at December 31, 1995                      $662                  $94                  $60
Other Shareholder Servicing Expenses Paid to Advisor           29                    4                    2
Unaffiliated Directors' Fees                                   28                    5                    1

                                                            STRONG          STRONG HIGH-YIELD
                                                      MUNICIPAL BOND FUND  MUNICIPAL BOND FUND
                                                      -------------------  -------------------
Payable to Advisor at December 31, 1995                      $138                 $170
Other Shareholder Servicing Expenses Paid to Advisor            8                    2
Unaffiliated Directors' Fees                                    7                    5


6. INVESTMENT TRANSACTIONS
  The aggregate purchases and sales of long-term securities for the year ended December 31, 1995 were as follows (in thousands):

            STRONG SHORT-TERM     STRONG INSURED           STRONG          STRONG HIGH-YIELD
           MUNICIPAL BOND FUND  MUNICIPAL BOND FUND  MUNICIPAL BOND FUND  MUNICIPAL BOND FUND
           -------------------  -------------------  -------------------  -------------------
Purchases             $301,882             $256,274           $1,278,717             $350,460

Sales                  341,945              262,393            1,285,020              203,411

7. INCOME TAX INFORMATION
  At December 31, 1995, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2003) for Federal income tax purposes were as follows (in thousands):

                                  STRONG SHORT-TERM     STRONG INSURED
                                 MUNICIPAL BOND FUND  MUNICIPAL BOND FUND
                                 -------------------  -------------------
      Aggregate Investment Cost             $128,384             $ 38,269
                                            ========             ========
      Aggregate Unrealized
       Appreciation                         $  2,793             $  1,082
       Depreciation                              (15)                  --
                                            --------             --------
                                            $  2,778             $  1,082
                                            ========             ========
      Capital Loss Carryovers               $ 12,209             $  2,835
                                            ========             ========

                                         STRONG        STRONG HIGH-YIELD
                                 MUNICIPAL BOND FUND  MUNICIPAL BOND FUND
                                 -------------------  -------------------
      Aggregate Investment Cost             $250,965             $259,212
                                            ========             ========
      Aggregate Unrealized
       Appreciation                         $  5,623             $  8,133
       Depreciation                             (601)                (228)
                                            --------             --------
                                            $  5,022             $  7,905
                                            ========             ========
      Capital Loss Carryovers               $ 21,436             $  2,980
                                            ========             ========

8. ABBREVIATIONS

The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN -- Bond Anticipation Notes           IBR -- Industrial Building Revenue
CDA -- Commercial Development Authority  IDA -- Industrial Development Authority
CDR -- Commercial Development Revenue    IDB -- Industrial Development Board
COP -- Certificates of Participation     IDC -- Industrial Development Corporation
DFA -- Development Finance Authority     IDFA-- Industrial Development Finance Authority
EDA -- Economic Development Authority    IDR -- Industrial Development Revenue
EDC -- Economic Development Corporation  IFA -- Investment Finance Authority
EDR -- Economic Development Revenue      MFHR-- Multi-Family Housing Revenue
GO  -- General Obligation                MFMR-- Multi-Family Mortgage Revenue
HDA -- Housing Development Authority     PCR -- Pollution Control Revenue
HDC -- Housing Development Corporation   RAN -- Revenue Anticipation Notes
HFA -- Housing Finance Authority         SFHR-- Single Family Housing Revenue
HFC -- Housing Finance Corporation       SFMR-- Single Family Mortgage Revenue
IBA -- Industrial Building Authority     TAN -- Tax Anticipation Notes
                                         TRAN-- Tax and Revenue Anticipation Notes

FINANCIAL HIGHLIGHTS

The following presents information relating to a share of capital stock of each of the Funds, outstanding for the entire period.

STRONG MUNICIPAL MONEY MARKET FUND



                                                                          1995         1994        1993        1992        1991
                                                                          ----         ----        ----        ----        ----
NET ASSET VALUE, BEGINNING OF PERIOD                                     $    1.00   $    1.00   $   1.00   $    1.00   $    1.00
   Net Investment Income                                                      0.04        0.03       0.02        0.03        0.05
   Dividends from Net Investment Income(b)                                   (0.04)      (0.03)     (0.02)      (0.03)      (0.05)
                                                                         ---------   ---------   --------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                                           $    1.00   $    1.00   $   1.00   $    1.00   $    1.00
                                                                         =========   =========   ========   =========   =========
Total Return                                                                 +4.1%       +2.9%       +2.5%       +3.4%       +5.2%

Net Assets, End of Period (In Thousands)                                $1,416,442  $1,260,617  $1,172,560  $1,105,491  $  782,482
Ratio of Expenses to Average Net Assets                                       0.6%        0.6%        0.7%        0.7%        0.7%
Ratio of Expenses to Average Net Assets
 Without Waivers                                                              0.6%        0.6%        0.7%        0.7%        0.7%
Ratio of Net Investment Income to Average Net Assets                          4.0%        2.9%        2.5%        3.3%        5.0%


                                                                          1990        1989        1988        1987      1986(a)
                                                                          ----        ----        ----        ----      -------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $    1.00   $     1.00   $   1.00        1.00   $    1.00
   Net Investment Income                                                     0.06         0.06       0.05        0.05        0.01
   Dividends from Net Investment Income(b)                                  (0.06)       (0.06)     (0.05)      (0.05)      (0.01)
                                                                         ---------   ---------   --------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                                          $     1.00    $   1.00   $   1.00   $    1.00   $    1.00
                                                                         =========   =========   ========   =========   =========

Total Return                                                                +6.1%       +6.1%       +5.2%       +4.7%       +0.7%

Net Assets, End of Period (In Thousands)                               $  218,205   $  73,802   $  77,465   $  59,085   $   2,401
Ratio of Expenses to Average Net Assets                                      0.8%        0.9%        0.8%        0.6%       0.5%*
Ratio of Expenses to Average Net Assets
 Without Waivers                                                             0.8%        0.9%        0.8%        1.0%       0.5%*
Ratio of Net Investment Income to Average Net Assets                         6.0%        5.9%        5.0%        4.7%       3.7%*


STRONG SHORT-TERM MUNICIPAL BOND FUND

                                                                          1995       1994        1993        1992
                                                                          ----       ----        ----        ----
NET ASSET VALUE, BEGINNING OF PERIOD                                    $     9.73   $   10.36  $   10.20  $   10.00
INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income                                                      0.47        0.45       0.44       0.48
   Net Realized and Unrealized Gains
     (Losses) on Investments                                                  0.04       (0.62)      0.23       0.22
                                                                         ---------   ---------   --------  ---------
TOTAL FROM INVESTMENT OPERATIONS                                              0.51       (0.17)      0.67       0.70
LESS DISTRIBUTIONS

   From Net Investment Income(b)                                             (0.47)      (0.45)     (0.44)     (0.48)
   From Net Realized Gains                                                      --       (0.01)     (0.07)     (0.02)
                                                                         ---------   ---------   --------  ---------
TOTAL DISTRIBUTIONS                                                          (0.47)      (0.46)     (0.51)     (0.50)
                                                                         ---------   ---------   --------  ---------
NET ASSET VALUE, END OF PERIOD                                          $     9.77   $    9.73  $   10.36  $   10.20
                                                                         =========   =========  =========  =========
Total Return                                                                 +5.4%      - 1.6%      +6.8%      +7.2%

Net Assets, End of Period (In Thousands)                                $  132,738   $ 161,243  $ 216,180  $ 110,816
Ratio of Expenses to Average Net Assets                                       0.8%        0.7%       0.6%       0.2%
Ratio of Expenses to Average Net Assets
 Without Waivers and Absorptions                                              0.8%        0.7%       0.7%       0.8%
Ratio of Net Investment Income to Average Net Assets                          4.8%        4.5%       4.2%       4.9%
Portfolio Turnover Rate                                                     226.8%      273.2%     141.5%     139.9%

     * Calculated on an annualized basis.
     (a) Inception date is October 23, 1986 for Strong Municipal Money Market Fund. Total return is not annualized.
     (b) Tax-exempt for regular Federal income tax purposes.

STRONG INSURED MUNICIPAL BOND FUND


                                                                        1995      1994      1993      1992    1991(a)
                                                                        ----      ----      ----      ----    -------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $  10.19  $  11.46  $  10.82  $  10.28  $  10.00
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                                  0.50      0.54      0.56      0.62      0.06
   Net Realized and Unrealized Gains
     (Losses) on Investments                                              0.77     (1.27)     0.80      0.68      0.28
                                                                      --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT OPERATIONS                                          1.27     (0.73)     1.36      1.30      0.34
LESS DISTRIBUTIONS
   From Net Investment Income(b)                                         (0.51)    (0.54)    (0.56)    (0.62)    (0.06)
   In Excess of Net Investment Income                                    (0.28)       --        --        --        --
   From Net Realized Gains                                                  --        --     (0.16)    (0.14)       --
                                                                      --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS                                                      (0.79)    (0.54)    (0.72)    (0.76)    (0.06)
                                                                      --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD                                        $  10.67   $ 10.19  $  11.46  $  10.82  $  10.28
                                                                      ========  ========   ======== ========  ========
Total Return                                                            +12.7%    - 6.5%    +12.8%    +13.1%     +3.4%

Net Assets, End of Period (In Thousands)                              $ 39,473  $ 51,024  $ 61,213  $ 21,367  $  1,308
Ratio of Expenses to Average Net Assets                                   1.0%      1.0%      0.6%      0.2%     0.5%*
Ratio of Expenses to Average Net Assets
   Without Waivers and Absorptions                                        1.0%      1.0%      0.9%      1.1%     1.0%*
Ratio of Net Investment Income to Average Net Assets                      4.6%      5.0%      4.9%      5.8%     5.6%*
Portfolio Turnover Rate                                                 724.9%    411.1%    110.7%    289.6%     24.2%




STRONG MUNICIPAL BOND FUND




                                                                      1995      1994      1993      1992      1991      1990
                                                                      ----      ----      ----      ----      ----      ----

NET ASSET VALUE, BEGINNING OF PERIOD                                  $   9.23  $  10.25  $  10.00  $   9.76  $   9.22  $   9.47
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                                  0.52      0.56      0.58      0.65      0.65      0.66
   Net Realized and Unrealized Gains
     (Losses) on Investments                                              0.51     (1.02)     0.57      0.50      0.54     (0.25)
                                                                       -------   -------   -------   -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS                                          1.03     (0.46)     1.15      1.15      1.19      0.41
LESS DISTRIBUTIONS
   From Net Investment Income(b)                                         (0.54)    (0.56)    (0.58)    (0.65)    (0.65)    (0.66)
   In Excess of Net Investment Income                                    (0.20)       --        --        --        --        --
   From Net Realized Gains                                                  --        --     (0.32)    (0.26)       --        --
                                                                       -------   -------   -------   -------   -------   -------
TOTAL DISTRIBUTIONS                                                      (0.74)    (0.56)    (0.90)    (0.91)    (0.65)    (0.66)
                                                                       -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD                                         $  9.52  $   9.23  $  10.25  $  10.00  $   9.76  $   9.22
                                                                       =======   =======   =======   =======   =======   =======

Total Return                                                            +11.4%    - 4.6%    +11.8%    +12.2%    +13.4%     +4.6%

Net Assets, End of Period (In Thousands)                              $246,724  $279,808  $398,911  $289,751  $115,230  $ 31,560
Ratio of Expenses to Average Net Assets                                   0.8%      0.8%      0.7%      0.1%      0.1%      0.3%
Ratio of Expenses to Average Net Assets
   Without Waivers and Absorptions                                        0.8%      0.8%      0.8%      0.9%      1.1%      1.5%
Ratio of Net Investment Income to Average Net Assets                      5.4%      5.8%      5.6%      6.4%      6.9%      7.2%
Portfolio Turnover Rate                                                 513.8%    311.0%    156.7%    324.0%    465.2%    586.0%



                                                                       1989        1988        1987         1986(a)
                                                                       ----        ----        ----         ------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $   9.35    $   9.16    $  10.01     $  10.00
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                                   0.52        0.49        0.67         0.12
   Net Realized and Unrealized Gains
     (Losses) on Investments                                               0.12        0.19       (0.85)        0.01
                                                                       --------    --------    --------     --------
TOTAL FROM INVESTMENT OPERATIONS                                           0.64        0.68       (0.18)        0.13
LESS DISTRIBUTIONS
   From Net Investment Income(b)                                          (0.52)      (0.49)      (0.67)       (0.12)
   In Excess of Net Investment Income                                        --          --          --           --
   From Net Realized Gains                                                   --          --          --           --
                                                                       --------    --------    --------     --------
TOTAL DISTRIBUTIONS                                                       (0.52)      (0.49)      (0.67)       (0.12)
                                                                       --------    --------    --------     --------
NET ASSET VALUE, END OF PERIOD                                         $   9.47    $   9.35    $   9.16     $  10.01
                                                                       ========    ========    ========     ========
Total Return                                                              +7.1%       +7.6%      - 1.8%        +1.3%

Net Assets, End of Period (In Thousands)                               $ 18,735    $ 18,275    $ 19,070     $  2,212
Ratio of Expenses to Average Net Assets                                    1.7%        1.3%        1.0%         0.4%*
Ratio of Expenses to Average Net Assets
   Without Waivers and Absorptions                                         1.8%        1.4%        1.3%         1.0%*
Ratio of Net Investment Income to Average Net Assets                       5.6%        5.3%        7.0%         6.4%*
Portfolio Turnover Rate                                                  243.3%      343.6%      284.0%        21.9%

     * Calculated on an annualized basis.

(a) Respective inception dates are November 25, 1991 for Strong Insured Municipal Bond Fund and October 23, 1986 for Strong Municipal Bond Fund. Total return and portfolio turnover rate are not annualized.

(b)  Tax-exempt for regular Federal income tax purposes.

STRONG HIGH-YIELD MUNICIPAL BOND FUND


                                                        1995         1994         1993(a)
                                                        ----         ----         -------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   9.29      $  10.10      $  10.00
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                  0.69          0.71          0.16
   Net Realized and Unrealized Gains
     (Losses) on Investments                              0.62         (0.81)         0.10
                                                      --------      --------      --------
TOTAL FROM INVESTMENT OPERATIONS                          1.31         (0.10)         0.26
LESS DISTRIBUTIONS
   From Net Investment Income(b)                         (0.69)        (0.71)        (0.16)
                                                      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                        $   9.91      $   9.29      $  10.10
                                                      ========      ========      ========
Total Return                                            +14.6%        - 1.0%         +2.7%

Net Assets, End of Period (In Thousands)              $266,955      $107,555      $ 20,840
Ratio of Expenses to Average Net Assets                   0.4%          0.0%          0.0%
Ratio of Expenses to Average Net Assets
  Without Waivers and Absorptions                         0.8%          0.8%         1.1%*
Ratio of Net Investment Income to Average Net Assets      7.1%          7.5%         6.8%*
Portfolio Turnover Rate                                 113.8%        198.1%         28.0%

     * Calculated on an annualized basis.
     (a) Inception date is October 1, 1993. Total return and portfolio turnover rate are not annualized.
     (b) Tax-exempt for regular Federal income tax purposes.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Directors of the Strong Municipal Income Funds

We have audited the accompanying statements of assets and liabilities of Strong Municipal Money Market Fund (one of the portfolios constituting the Strong Municipal Funds, Inc.), Strong Short-Term Municipal Bond Fund, Inc., Strong Insured Municipal Bond Fund, Inc., Strong Municipal Bond Fund, Inc. and Strong High-Yield Municipal Bond Fund, Inc. (collectively referred to herein as the "Strong Municipal Income Funds"), including the schedules of investments in securities, as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Strong Municipal Income Funds as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.






COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
February 6, 1996

                                    NOTES

                           SHAREHOLDER PRIVILEGES*


                                 STRONG FUNDS

                            [PICTURE OF TELEPHONE]

                               24-HOUR SERVICE


TELEPHONE PURCHASE
Make additional investments into any Strong Fund by calling us toll-free at 1-800-368-3863.

TELEPHONE EXCHANGE
If your financial goals change, you can exchange your investments between any of the Strong Funds.

TELEPHONE REDEMPTION
You can call toll-free to redeem your mutual fund shares at any time. Your shares will be redeemed no later than the close of the next business day.


                                 STRONG FUNDS

                           [PICTURE OF DOLLAR SIGN]


                              AUTOMATIC EXCHANGE


AUTOMATIC INVESTMENT PLAN
This plan allows you to set up regular transfers from your bank checking or NOW account to your Strong Funds account.

PAYROLL DIRECT DEPOSIT PLAN
You can automatically transfer all or a portion of your net pay at each pay period. This eliminates the delay of depositing paychecks to your bank and then sending a check through the mail to Strong Funds.

AUTOMATIC EXCHANGE PLAN
This plan allows you to exchange money from one Strong Fund to another. For example, you may want to set up automatic exchanges from a money market fund to an equity fund.

   For more information about these privileges, call us at 1-800-368-3863.

To reduce the volume of mail you receive, only one copy of certain materials, such as propectuses and shareholder reports, is mailed to your household. Please call 1-800-368-3863 if you wish to receive additional copies, free of charge.




 *Each Fund reserves the right to terminate or modify any of these privileges.

                                                                    Bulk Rate
                                                                   U.S. Postage
                                                                       PAID
                                                                   Mailed from
                                                                 Zip Code 94545
                                                                  Permit No. 23





                   FOR LITERATURE AND INFORMATION REQUESTS.

                             CALL 1-800-368-1030.

                      TO DISCUSS AN EXISTING ACCOUNT OR
                            CONDUCT A TRANSACTION.

                             CALL 1-800-368-3863.


For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This annual report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [Strong Funds Logo]

                       STRONG FUNDS DISTRIBUTORS, INC.
                                P.O. Box 2936
                          Milwaukee, Wisconsin 53201